PRELIMINARY PROXY SOLICITATION MATERIALS


                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement      [ ] Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                Sun Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]         No fee required
  [ ]         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
              0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5) Total fee paid:
--------------------------------------------------------------------------------

  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3) Filing Party:
--------------------------------------------------------------------------------

         (4) Date Filed:
--------------------------------------------------------------------------------

                                        PRELIMINARY PROXY SOLICITATION MATERIALS




                         [Sun Bancorp, Inc. Letterhead]









April 10, 1998

Dear Fellow Shareholder:

         On behalf of the Board of Directors and management of Sun Bancorp, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Shareholders to be held at 226 Landis Avenue, Vineland, New Jersey, on April 21, 1998, at 3:30 p.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Deloitte & Touche LLP, certified public accountants, will be present to respond to any questions shareholders may have.

         The matters to be considered by shareholders at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE.
This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.

                                   Sincerely,



                                   Bernard A. Brown
                                   Chairman of the Board

                                        PRELIMINARY PROXY SOLICITATION MATERIALS
--------------------------------------------------------------------------------
                                SUN BANCORP, INC.
                                226 LANDIS AVENUE
                           VINELAND, NEW JERSEY 08360
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To be Held on April 21, 1998
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Sun Bancorp, Inc. (the "Company"), will be held at 226 Landis Avenue, Vineland, New Jersey on April 21, 1998, at 3:30 p.m.

The Meeting is for the purpose of considering and acting upon the following matters:

1.   The election of seven directors of the Company;

2.   The ratification of the adoption of the 1997 Stock Option Plan;

3.   The ratification of the adoption of the Employee Stock Purchase Plan;

4.   The adoption of an Amended and Restated Certificate of Incorporation; and

5. Such other matters as may properly come before the meeting or any adjournments thereof.

The Board of Directors is not aware of any other business to come before the Meeting. Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Shareholders of record at the close of business on March 31, 1998 are the shareholders entitled to vote at the Meeting and any adjournments thereof.

EACH SHAREHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE MEETING MAY REVOKE HIS PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                      BY ORDER OF THE BOARD OF DIRECTORS



                                      Sidney R. Brown
                                      Secretary
Vineland, New Jersey
April 10, 1998


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                        PRELIMINARY PROXY SOLICITATION MATERIALS

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                                SUN BANCORP, INC.
                                226 LANDIS AVENUE
                           VINELAND, NEW JERSEY 08360
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 21, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sun Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Shareholders of the Company which will be held at 226 Landis Avenue, Vineland, New Jersey, on April 21, 1998, 3:30 p.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Shareholders, form of proxy and Annual Report and this Proxy Statement are being first mailed to the Company's shareholders entitled to notice of and to vote at the Meeting, on or about April 10, 1998. The Annual Report does not constitute "soliciting material" and is not to be deemed "filed" with the Securities and Exchange Commission (the "Commission").

         At the Meeting, shareholders will consider and vote upon (i) the election of seven directors, (ii) the ratification of the adoption of the 1997 Stock Option Plan (the "1997 Stock Option Plan"), (iii) the ratification of the adoption of the Employee Stock Purchase Plan (the "ESPP"), (iv) the adoption of an Amended and Restated Certificate of Incorporation for the Company, and (v) such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Shareholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a shareholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the nominees for directors set forth below and "FOR" the other listed proposals. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Shareholders of record as of the close of business on March 31, 1998 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 6,029,228 shares of Common Stock issued and outstanding.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. For purposes of determining the votes cast with respect to any matter presented for consideration at the Meeting only those votes cast "FOR" or "AGAINST" are included. Abstentions and broker non-votes (i.e., shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present, except as otherwise noted below. In the event there are not sufficient votes for a quorum or to ratify or adopt any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         Persons and groups owning in excess of 5% of the outstanding shares of Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                            Percent of Shares of
                                      Amount and Nature of       Common Stock
Name and Address of Beneficial Owner  Beneficial Ownership       Outstanding
------------------------------------  --------------------       -----------

Bernard A. Brown
71 West Park Avenue
Vineland, New Jersey 08360                2,218,367(1)             34.20%


--------------------
(1) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individual effectively exercise sole voting and investment power, unless otherwise indicated. Includes 456,570 options that may be exercised within 60 days of the Record Date to purchase shares of Common Stock. Excludes 195,050 options to purchase shares which are not presently exercisable within 60 days of the Record Date. See "Director and Executive Officer Compensation."


--------------------------------------------------------------------------------
             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
--------------------------------------------------------------------------------

         Officers and employees of the Company have an interest in certain matters being presented for shareholder ratification. Upon shareholder ratification, employees, officers and directors of the Company may be granted stock options or may exercise stock options already granted pursuant to the 1997 Stock Option Plan. The ratification of the 1997 Stock Option Plan is being presented as "Proposal II Ratification of the adoption of the 1997 Stock Option Plan." Officers and employees of the Company are also eligible to participate in the ESPP which permits participants to purchase Company Common Stock at 95% of the then current stock price. The ESPP is being presented for ratification as "Proposal

III - Ratification of the Adoption of the Employee Stock Purchase Plan." See "Proposal I - Election of Directors" for information regarding the voting control of shares of Common Stock held by executive officers and directors of the Company.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

General Information and Nominees

         The entire Board of Directors, consisting of seven members, is to be elected at the Meeting, each to serve until the next Annual Meeting of Shareholders and until his or her successor has been duly elected and qualified.

         Directors of the Company will be elected by a plurality of the votes cast. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If any of the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why the nominees might be unavailable to serve.

         The following table sets forth information with respect to the nominees, their name, age, the year they first became a director of the Company, and the number and percentage of shares of the Common Stock beneficially owned as of the Record Date.

                                                                                          Shares of
                                                                                            Stock              Percent
         Director/                                                        Director       Beneficially            of
     Executive Officer         Age (1)            Position                Since            Owned (3)             Class
     -----------------         -------            --------                -----          -----------            -----

Bernard A. Brown (2)              73        Chairman of the Board            1985        2,218,367(4)           34.20%
Ike Brown (2)                     43        Director                         1998            91,661              1.52
Sidney R. Brown (2)               41        Vice Chairman,                   1990           133,551              2.22
                                             Treasurer, Secretary
Adolph F. Calovi                  75        Director, President              1985               513               (6)
                                              and Chief Executive
                                                Officer
Peter Galetto, Jr.                44        Director                         1990           110,521              1.83
Philip W. Koebig, III             55        Director, Executive              1995           241,339(4)           3.91
                                              Vice President
Anne E. Koons (2)                 45        Director                         1990           117,437              1.95


All directors and executive officers of the                                               2,967,585(5)          44.50
Company as a group (11 persons)

                                                        (footnotes on next page)

-----------------
(1)  At December 31, 1997.
(2) Ike Brown, Sidney R. Brown and Anne E. Koons are the sons and daughter of Bernard A. Brown.
(3) Includes shares held directly by the individual as well as by such individual's spouse, shares held in trust and in other forms of indirect ownership over which shares the individual effectively exercises sole voting and investment power and shares which the named individual has a right to acquire within sixty days of the Record Date, pursuant to the exercise of stock options.
(4) Includes 456,570 options and 136,432 options granted to Messrs. Bernard Brown and Koebig, respectively, which are presently exercisable. Excludes 195,050, 56,250 and 39,704 options granted to Messrs. Bernard Brown, Sidney Brown and Koebig, respectively, which are not presently exercisable.
(5) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes 639,544 options that may be exercised within 60 days of the Record Date to purchase shares of Common Stock.
     Excludes options to purchase 436,529 shares which are not presently exercisable within 60 days. See "Director and Executive Officer Compensation."
(6)  Less than 1%.


Biographical Information

         Directors and Executive Officers of the Company. The principal occupation of each director and executive officer of the Company is set forth below. All directors and executive officers have held their present positions for five years unless otherwise stated. All of the directors reside in the State of New Jersey.

         Bernard A. Brown has been the Chairman of the Board of Directors of the Company since its inception in January, 1985. Mr. Brown is also the Chairman of the Board of Directors of Sun National Bank (the "Bank"), a wholly owned subsidiary of the Company. For many years, Mr. Brown has been the Chairman of the Board of Directors and President of NFI Industries, Inc., a trucking conglomerate headquartered in Vineland, New Jersey.

         Ike Brown has been a director of the Company since March, 1998. Mr. Brown is the President of National Freight, Inc. a privately-held, nation-wide transportation company. He is an officer and director of NFI Industries, Inc. and also one of the general partners of The Four B's, a partnership which has extensive real estate holdings in the Eastern United States. Its primary objective is investing in, and the consequent development of, commercial real estate, leasing and/or sale. Mr. Brown is currently an officer and director of several other corporations and partnerships in the transportation, equipment leasing, insurance, warehousing and real estate industries.

         Sidney R. Brown has been the Treasurer and a director of the Company since April, 1990. In March 1997, Mr. Brown became secretary of the Company, and in March 1998 he became the Vice Chairman of the Board of Directors of the Company. Mr. Brown is the chief executive officer of NFI Industries, Inc., and one of the general partners of The Four B's, a partnership which has extensive real estate holdings in the Eastern United States. Its primary objective is investing in and consequent development of commercial real estate, leasing and/or sale. Mr. Brown is currently an officer and director of several other corporations and partnerships in the transportation, equipment leasing, insurance, warehousing and real estate industries.

         Adolph F. Calovi has been the President, Chief Executive Officer and a director of the Company since its inception in January, 1985. Mr. Calovi is a director of the Bank and, from 1985 to 1994, was its President and Chief Executive Officer.

         Peter Galetto, Jr. has been a director of the Company since April 1990. Mr. Galetto also served as secretary of the Company from April 1990 to March 1997. Mr. Galetto is the President/Sales for Stanker & Galetto, Inc., an industrial and building contractor located in Vineland, New Jersey. He is also the President of the Cumberland Technology Enterprise Center, a small business incubator. Mr. Galetto has been the Secretary/Treasurer of Trimark Building Contractors. He is also an officer and director of several other corporations and organizations.

         Philip W. Koebig, III has been the Executive Vice President of the Company since 1994. He has been a director of the Company since 1995. Mr. Koebig has also been a director, President and Chief Executive Officer of the Bank since January, 1995. From 1990 to 1994, Mr. Koebig had been President and Chief Executive Officer of Covenant Bank for Savings, Haddonfield, New Jersey. He also serves on the Board of Directors of numerous charitable organizations and corporations.

         Anne E. Koons has been a director of the Company since April, 1990. Ms. Koons is a real estate agent with Prudential Preferred Properties, and a travel agent for Leisure Time Travel. Ms. Koons is also a Commissioner of the Camden County Improvement Authority and a member of the Cooper Medical Center's Foundation Board.

         Additional   Executive  Officers  of  the  Bank.  Set  forth  below  is biographical information of certain executive officers of the Bank who are not also executive officers of the Company.

         Robert F. Mack has been with the Bank since 1992 and serves as its Executive Vice President and Chief Financial Officer. Mr. Mack has twenty-five years of extensive banking experience and has worked for several commercial banks in New Jersey.

         Bart A. Speziali has been with the Bank since 1992 and is the Senior Lending Officer and Executive Vice President. Mr. Speziali has over twenty years of banking experience in southern New Jersey.

         James S. Killough joined the Bank in February 1997 and serves as Executive Vice President of Administration, Operations and Retail Banking. Before joining the Bank, Mr. Killough was president and chief professional officer for the United Way of Camden County, New Jersey for two years. Prior to that, Mr. Killough was executive vice president for Central Jersey Bank and Trust and Midlantic National Bank/South.

         Harry G. Miller joined the Bank in December, 1997 as Executive Vice President of Business Development. Prior to joining the Bank, Mr. Miller was Executive Vice President for Collective Bank with an extensive background in marketing, advertising, investor relations and cash management. Mr. Miller has over 30 years experience in the banking and financial services industries.

Meetings and Committees of the Board of Directors

         The Company is governed by a Board of Directors and various committees of the Board which meet regularly throughout the year. During the fiscal year ended December 31, 1997, the Board of Directors held 9 regular meetings and 8 special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees during the time such director served during the fiscal year ended December 31, 1997.

         The Nominating Committee consists of the board of directors of the Company. The Committee met once during the year ended December 31, 1997.

         The Audit Committee consists of Directors Calovi, Galetto, and Koons. The Audit Committee is responsible for recommending the appointment of the Company's independent public accountants and meeting with such accountants with respect to the scope and review of the annual audit. Additional responsibilities of the Audit Committee are to ensure that the Board of Directors receives objective information regarding policies, procedures and activities of the Company with respect to auditing, accounting, internal accounting controls, financial reporting, regulatory matters and such other activities of the Company as may be directed by the Board of Directors. The Audit Committee met once during the year ended December 31, 1997.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Directors' Compensation

         Each member of the Board of Directors, except for the chairman and employee directors, received a fee of $300 for each meeting attended for the year ended December 31, 1997. Directors who are executive officers do not receive any fees for their services as Directors. For the year ended December 31, 1997, directors fees totaled $31,500 of which $29,400 was paid in shares of Common Stock.

Executive Compensation

         The Company has no full time employees, relying upon employees of the Bank for the limited services required by the Company. All compensation paid to officers and employees is paid by the Bank.

Compensation Committee Report on Executive Compensation

         The Personnel Committee (the "Committee") has furnished the following report on executive compensation:

         Under the supervision of the Board of Directors, the Company has developed and implemented compensation policies, plans and programs which seek to enhance the profitability of the Company, and thus shareholder value, by aligning closely the financial interests of the Company's employees, including its Chief Executive officer ("CEO"), Chairman of the Board and the Company's other senior management, with those of its shareholders. With regard to compensation actions affecting the CEO, the Executive Committee of the Board of Directors, consisting of the members of the Personnel Committee, as well as all of the non-employee members of the Board of Directors, acted as the approving body.

         The executive compensation program of the Company is designed to:

          o    Support  a   pay-for-performance   policy   that   differentiates
               compensation based on corporate and individual performance;

          o Motivate employees to assume increased responsibility and reward them for their achievement;

          o Provide compensation opportunities that are comparable to those offered by other leading companies, allowing the Company to compete for and retain top quality, dedicated executives who are critical to the Company's long-term success; and

          o Align the interests of executives with the long-term interests of shareholders through award opportunities that can result in ownership of Common Stock.

         At present, the executive compensation program is comprised of salary, annual cash incentive opportunities, long-term incentive opportunities in the form of stock options, and miscellaneous benefits typically offered to executives in comparable corporations. The Committee considers the total compensation (earned or potentially available) in establishing each element of compensation so that total compensation paid is competitive with the market place, based on an independent consultant's survey of salary competitiveness of other financial institutions. The Committee intends to be advised periodically by independent compensation consultants concerning salary competitiveness.

         As an executive's level of responsibility increases, a greater portion of his or her potential total compensation opportunity is based on Company performance incentives rather than on salary. Reliance on Company performance causes greater variability in the individual's total compensation from year to year. By varying annual and long-term compensation and basing both on corporate performance, the Company believes executive officers are encouraged to continue focusing on building profitability and shareholder value. The mix of annual and long-term compensation was set subjectively. In determining the mix, the Committee balanced rewards for past performance with incentives for future performance, and took into account such factors as overall risk of the pay package and award sizes in prior years.

         Base Salary. Annual base salaries for all executive officers are generally set somewhat below competitive levels so that the Company relies to a large degree on annual and longer term incentive compensation to attract and retain corporate officers and other employees and to motivate them to perform to the full extent of their abilities. Effective January 1, 1997, the Board of Directors, acting on the recommendation of the Committee, increased the base salary paid to executive officers. The increase reflected consideration of competitive data provided by an independent consulting firm, the Committee's and the Board's assessment of the executive officer's performance, over the previous year and recognition of the improvement in performance by the Company during 1997 as compared with the Company's goals included in its business plan.

         Long-Term Incentive Compensation. The long-term incentive compensation consists of stock option awards. The Committee believes that issuing stock options to executives benefits the Company's shareholders by encouraging and enabling executives to own stock of the Company, thus aligning executive pay with shareholder interests.

         1997 Compensation for the CEO. Mr. Calovi has been President, Chief Executive Officer and a director of the Company since its inception in 1985. Mr. Calovi's salary of $131,000 is fixed in his employment agreement and is based upon his prior years of service to the Bank and the Company. Mr. Calovi's compensation of $131,000 is for a term of four years. See "-Employment Agreement."

Personnel Committee

         Anne E. Koons
         Sidney R. Brown
         Philip W. Koebig, III

Stock Performance Graph

         Set forth below is a stock performance graph comparing the cumulative total shareholder return on the Common Stock with (a) the cumulative total shareholder return on stocks included in the Nasdaq Stock Market index and (b) the cumulative total shareholder return on stocks included in the Nasdaq Bank index, as prepared for Nasdaq by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 as of August 29, 1996 (the date the Common Stock began trading on the Nasdaq Stock Market). All of these cumulative total returns are computed assuming the reinvestment of dividends. In the graph below, the periods compared were August 29, 1996 and the Company's fiscal years ended December 31, 1996 and 1997.

         There can be no assurance that the Company's future stock performance will be the same or similar to the historical stock performance shown in the graph below. The Company neither makes nor endorses any predictions as to stock performance.





                                 [GRAPH OMITTED]






=======================================================================
                                8/96        12/31/96       12/31/97
-----------------------------------------------------------------------
CRSP Nasdaq U.S. Index          $100          $113           $139
-----------------------------------------------------------------------
CRSP Nasdaq Bank Index           100           118            200
-----------------------------------------------------------------------
Sun Bancorp, Inc.                100           103            398
=======================================================================

         The information set forth above under the subheadings "Compensation Committee Report on Executive Compensation" and "Stock Performance Graph" (i) shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulation 14A or the liabilities of Section 18 of the Exchange Act, and (ii) notwithstanding anything to the contrary that may be contained in any filing by the Company under such Act or the Securities Act of 1933, as amended ("Securities Act"), shall not be deemed to be incorporated by reference in any such filing.


         Summary Compensation Table. The following table sets forth compensation awarded to the Chief Executive Officer and Executive Vice President of the Company who, for the year ended December 31, 1997, received total salary and bonus payments from the Bank in excess of $100,000. Except as set forth below, no executive officer of the Company had a salary and bonus during the year ended December 31, 1997, that exceeded $100,000 for services rendered in all capacities to the Company.

                                                                                              Long Term
                                                                                            Compensation
                                                                                            ------------
                                                            Annual Compensation                Awards
                                                            -------------------                ------

                                                                                             Securities
            Name and                                                                         Underlying                All Other
       Principal Position                Year           Salary                Bonus          Options(#)              Compensation
       ------------------                ----           ------                -----          ----------              ------------

Adolph F. Calovi                         1997           $131,000          $    --                  --                  $     --
President and Chief                      1996            131,000               --                  --                        --
Executive Officer                        1995            131,000               --                  --                        --



Philip W. Koebig, III                    1997            199,039               --              22,500                    11,658(1)
Executive Vice                           1996            174,044           22,500              10,500                    10,583
President                                1995            150,000               --              52,499                    10,383


Bart A. Speziali                         1997            106,704               --               4,500                        --
Executive Vice President                 1996             97,692            6,000               4,961                        --
of the Bank                              1995             89,577            3,000                  --                        --


James S. Killough(2)                     1997            105,769               --              28,125                        --
Executive Vice President
of the Bank

--------------------
(1) For Mr. Koebig, all other compensation constitutes life and disability insurance premiums of $8,098, and country club dues of $3,560 for 1997.

(2)  Mr. Killough joined the Bank in February 1997.

         Stock Option Plans. The Company has adopted the 1985 Stock Option Plan, the 1995 Stock Option Plan and the 1997 Stock Option Plan (the "Option Plans"). Officers, directors and employees are eligible to receive, at no cost to them, options under the Option Plans. Options granted under the Option Plans may be either incentive stock options (options that afford favorable tax treatment to recipients upon compliance with certain restrictions pursuant to Section 422 of the Internal Revenue Code and that do not normally result in tax deductions to the Company) or options that do not so qualify. The option price may not be less than 100% of the fair market value of the shares on the date of the grant. Option shares may be paid in cash, shares of the common stock, or a combination of both. The options are exercisable for a period of ten years.

         The following tables set forth additional information concerning options granted under the Option Plans.

                        Option Grants in Last Fiscal Year
                        ---------------------------------


                                                                                                         Potential Realizable
                                        Individual Grants                                                  Value at Assumed
--------------------------------------------------------------------------------------------            Annual Rates of Stock
                                                                                                        Price Appreciation for
                                                                                                              Option Term
                                             Percent of Total                                                 -----------
                            Number of         Options Granted      Exercise
                             Options           to Employees         Price        Expiration
Name                         Granted          in Fiscal Year      ($/Share)         Date               5% ($)            10% ($)
----                         -------          --------------      ---------         ----               ------            -------
Philip W. Koebig, III        11,241                 4.36%          $10.00          7/15/07             $183,104         $291,563
                             11,259                 4.36            10.00          7/25/07              183,397          292,029

Bart A. Speziali              4,500                 1.74            10.00          7/15/07               73,300          116,718

James S. Killough            22,503                 8.72             8.89          1/21/07              325,863          518,883
                              1,122                 0.43             8.89          1/31/07               16,248           25,871
                              2,250                 0.87            10.00          7/15/07               36,650           58,359
                              2,250                 0.87            10.00          7/25/07               36,650           58,359


                       Aggregated Option Exercises in Last Fiscal Year and Option Values at End of Fiscal Year
                       ---------------------------------------------------------------------------------------


                                                                                                                    Value of
                                                                            Number of Options              In-the-money Options
                                       Shares Acquired         Value      at Fiscal Year-End(#)           at Fiscal Year-End($)
Name                                   on Exercise (#)      Realized    Exercisable/Unexercisable     Exercisable/Unexercisable(1)
----                                   ---------------      --------    -------------------------     ----------------------------
Philip W. Koebig, III                         --                --            136,432/39,704            $2,240,833/$450,150

Bart A. Speziali                              --                --             17,365/6,981              283,572/89,879

James S. Killough                             --                --             11,812/16,313             152,847/206,095

-------------------
(1) Based upon the difference between the option exercise price and the market price of stock of $21.83 per share as of December 31, 1997.

         Employment Agreement. The Company has an employment agreement, dated January 2, 1995, with Adolph F. Calovi, its President and CEO. Under the terms of the agreement, Mr. Calovi will receive an annual salary of $131,000 for each of the four years of the agreement. In addition, he will receive all benefits offered officers of the Company and will have the use of a Company-owned automobile. If, during the term of the agreement, Mr. Calovi's employment terminates for any reason except voluntary resignation, embezzlement, fraud, or due to a material default by Mr. Calovi of his employment obligations, the Company will be fully liable for all remaining salary payments under the agreement.

--------------------------------------------------------------------------------
          ADDITIONAL INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee of the Company during the year ended December 31, 1997 consisted of Anne E. Koons, Sidney R. Brown and Philip W. Koebig, III. All are members of the Board of Directors of the Company. Mr. Koebig is also a Director and Officer of the Bank and did not participate in matters involving his personal compensation. No member of the Committee is, or was during 1997, an executive officer of another company whose board of directors has a comparable committee on which one of the Company's executive officers serves. None of the executive officers of the Company is, or was during 1997, a member of a comparable compensation committee of a company of which any of the directors of the Company is an executive officer.

Certain Relationships and Related Transactions

         Bernard A. Brown, the Chairman of the Board of Directors of the Company and of the Bank, and Shirley Brown, a director of the Company, are the owners of Vineland Construction Company. The Company and the Bank lease office space in Vineland, New Jersey from Vineland Construction Company. The Company believes that the transactions with Vineland Construction Company are on terms substantially the same, or at least as favorable to the Bank, as those that would be provided by a non-affiliate. The Company paid $360,897 to Vineland Construction during the year ended December 31, 1997. The Bank is also party to a lease agreement for an office building with a partnership comprised of directors and shareholders of the Bank. The Company believes that the lease is on terms substantially the same, or at least as favorable to the Bank, as those that would be provided by a non-affiliate. The Company paid $299,036 in annual rent under this lease agreement during the year ended December 31, 1997.

         The Bank has a policy of offering various types of loans to officers, directors and employees of the Bank and of the Company. These loans have been made in the ordinary course of business and on substantially the same terms and conditions (including interest rates and collateral requirements) as, and following credit underwriting procedures that are not less stringent than, those prevailing at the time for comparable transactions by the Bank with its other unaffiliated customers and do not involve more than the normal risk of collectibility, nor present other unfavorable features. None of these loans are nonperforming.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock with the Commission and the Nasdaq National Market, and to provide copies of those reports to the Company.

         Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors were complied with during the year ended December 31, 1997.

--------------------------------------------------------------------------------
                PROPOSAL II - RATIFICATION OF THE ADOPTION OF THE
                             1997 STOCK OPTION PLAN
--------------------------------------------------------------------------------

General

The Company's Board of Directors adopted the 1997 Stock Option Plan (the "Plan") on November 18, 1997. The Plan is subject to approval by the Company's shareholders. Pursuant to the Plan, an aggregate of 300,000 shares (adjusted for the 3-for-2 stock split effected by means of a 50% stock dividend on March 18,
1998) of Common Stock are to be reserved for issuance by the Company upon exercise of stock options to be granted to employees, officers, directors and advisory directors of the Company and each present or future subsidiary corporation of the Company. The purpose of the Plan is to encourage these individuals to invest in the Company's stock and thereby acquire a proprietary interest in the business of the Company and so an increased personal interest in it's continued success and progress, to the mutual benefit of shareholders and themselves.

         The Plan, which will become effective upon the date of it's adoption by the Board, subject to ratification by the shareholders of the Company ("Effective Date"), provides for a term of ten years, after which time no awards may be made. The following summary of the material features of the Plan is qualified in its entirety by reference to the complete provisions of the Plan, attached hereto as Exhibit A.

         The Plan will be administered by the Company's Board of Directors or a committee of not less than two nor more than seven non-employee directors appointed by the Board and serving at the pleasure of the Board (the "Option Committee"). Members of the Option Committee shall be deemed "Non- Employee Directors" within the meaning of Rule 16b-3 pursuant to the Exchange Act. The Option Committee shall select those individuals to whom options are to be granted, the number of options to be granted, whether the option shall be an incentive stock option or a nonqualified stock option, etc. A majority of the members of the Option Committee shall constitute a quorum and the vote or written consent of a majority of the members of the Option Committee shall constitute the action of the Option Committee.

         Employees, officers, directors and advisory directors who are designated by the Option Committee will be eligible to receive, at no cost to them, options under the Plan (the "Optionees"). Options granted under the Plan will constitute either incentive stock options (options that afford favorable tax treatment to recipients upon compliance with certain restrictions pursuant to Section 422 of the Internal Revenue Code ("Code") and that do not normally result in tax deductions to the Company) or nonqualified stock options (options that do not afford recipients favorable tax treatment under Code Section 422). Option shares may be paid for in cash, shares of Common Stock, or a combination of both. The Company will receive no consideration other than the option exercise price per share for Common Stock issued to Optionees upon the exercise of those Options.

         Shares issuable under the Plan may be from authorized but unissued shares or they may be reacquired shares. An Option which expires, becomes unexercisable or is forfeited for any reason prior to its exercise will again be available for issuance under the Plan.

Transferability

         An incentive stock option shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution. A nonqualified stock option, on the other hand, may, with the prior written consent of the Option Committee, be assigned or transferred during the Optionee's lifetime.

Stock Options

         The Option Committee may grant both an incentive stock option and a nonqualified stock option to the same person, or more than one of each type of option to the same person. The option price for both incentive stock options and nonqualified stock options issued under this Plan shall equal at least the fair market value of the Common Stock as of the date of the grant of the option. Fair market value will be determined by the Option Committee in accordance with its interpretation of the requirements of Section 422 of the Code and the regulations thereunder.

         If an Optionee ceases to serve as an employee of the Company for any reason other than disability or death, an exercisable incentive stock option may continue to be exercisable for three months but in no event after the expiration date of the option, except as may otherwise be determined by the Option Committee at the time of the award. Nonqualified stock options expire ten years and ten days after the date they are granted, unless terminated earlier under the option terms. These are determined by the Option Committee, in its sole discretion at the time of grant.

         If an officer or employee owns Common Stock representing more than ten percent of the outstanding Common Stock at the time an incentive stock option is granted, then the exercise price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock at the time the incentive stock option is granted. No more than $100,000 of incentive stock options can become exercisable for the first time in any one year for any one person. The Option Committee may impose additional conditions upon the right of an Optionee to exercise any Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an incentive stock option, if such Option is intended to qualify as an incentive stock option.

         Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Option Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee and the Company under Section 16(b) of the Exchange Act, and regulations promulgated thereunder.

Awards Under the Plan

         The Board or the Option Committee shall from time to time in its sole discretion determine who are the officers, employees, directors and advisory directors of the Company and each present and future subsidiary corporation of the Company eligible to receive options under this Plan, which of these individuals shall in fact be granted an option or options, whether the option shall be an incentive stock option or a nonqualified stock option, the time or times at which the options shall be granted, the rate of option exercisability, and, pursuant to the Plan, the price at which each of the options is exercisable and the duration of the option.

         The table below presents information related to stock option awards previously made under the Plan.

                               PRIOR AWARDS UNDER
                             1997 STOCK OPTION PLAN
                             ----------------------


                                                       Number of Options
Name and Position                                   to be Granted (1)(2)(3)
-----------------                                   -----------------------

Bernard A. Brown                                             2,400
Chairman of the Board

Philip W. Koebig III                                         4,800
Executive Vice President

Harry G. Miller                                             15,000
Executive Vice President of the Bank


Executive Officer Group (3 persons)...............          22,200
Non-Executive Officer Director Group (0 persons)..              --
Non-Executive Officer Employee Group (1 person)...           1,500


-----------------
(1) The exercise price of such options are equal to the fair market value of such Common Stock on the date of grant. The number of options has been adjusted for the 3-for-2 stock split effected by means of a 50% stock dividend on March 18, 1998.
(2) Options awarded to directors, officers and employees are exercisable as follows: Options awarded at the time of stockholder approval are first exercisable at the rate of 50% after the first anniversary of the grant and 50% after the second anniversary of the grant.
(3) Such options shall continue to vest provided the individual remains an employee, a director or director emeritus.

Effect of Mergers, Change of Control and Other Adjustments

         Subject to any required action by the shareholders of the Company, within the sole discretion of the Option Committee, the aggregate number of shares of Common Stock for which Options may be granted hereunder or the number of shares of Common Stock represented by each outstanding Option will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt or payment of consideration by the Company. Subject to any required action by the shareholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Option Committee, in its sole discretion, shall have the power, prior to or subsequent to such action or events, to (i) appropriately adjust the number of shares of Common Stock subject to each Option, the exercise price per share of such Option, and the consideration to be given or received by the Company upon the exercise of any outstanding Options; (ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or (iii) make such other adjustments in connection with the Plan as the Option Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable. However, no action may be taken by the Option Committee which would cause incentive stock options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee. Upon the payment of a special or non-recurring cash dividend that has the effect of a return of capital to the shareholders, the Option exercise price per share shall be adjusted proportionately.

         The Option Committee will at all times have the power to accelerate the exercise date of all Options granted under the Plan. In the case of a Change in Control of the Company as determined by the Option Committee, all outstanding options shall become immediately exercisable. A Change in Control is defined to include (i) the sale of all, or a material portion, of the assets of the Company; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iii) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of Section 13(d) of the Exchange Act and rules and regulations promulgated thereunder) of 25% or more of the outstanding voting securities of the Company by any person, trust, entity, or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a pubic offering of Company stock or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan which is exempt from the approval requirements in effect, or as may hereafter be amended.

         In the event of such a Change in Control, the Option Committee and the Board of Directors will take one or more of the following actions to be effective  as of the date of such  Change  in  Control:  (i)  provide  that such
Options shall be assumed, or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for incentive stock options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the Securities Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control transaction a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

         The power of the Option Committee to accelerate the exercise of Options and the immediate exercisability of Options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of Options. The power of the Option Committee to make adjustments in connection with the Plan, including adjusting the number of shares subject to Options and canceling Options, prior to or after the occurrence of an extraordinary corporate action, allows the Option Committee to adapt the Plan to operate in changed circumstances, to adjust the Plan to fit a smaller or larger company, and to permit the issuance of Options to new management following such extraordinary corporate action. However, this power of the Option Committee also has an anti-takeover effect, by allowing the Option Committee to adjust the Plan in a manner to allow the present management of the Company to exercise more options and hold more shares of the Company's Common
Stock, and to possibly decrease the number of Options available to new management of the Company.

         Although the Plan may have an anti-takeover effect, the Company's Board of Directors did not adopt the Plan specifically for anti-takeover purposes. The Plan could render it more difficult to obtain support for shareholder proposals opposed by the Company's Board and management in that recipients of Options could choose to exercise such Options and thereby increase the number of shares for which they hold voting power. In addition, the exercise of such Options could increase the cost of an acquisition by a potential acquiror.

Amendment and Termination of the Plan

         The Board of Directors may at any time, and from time to time, modify or amend the Plan, or suspend or terminate it, effective as of such date, which date may be either before or after the taking of the action, provided that options granted prior to the actual date on which such action occurred, will not be affected.

Possible Dilutive Effects of the Plan

         To the extent that the Company funds the Plan, in whole or in part, with authorized but unissued shares, the interests of current shareholders will be diluted. If upon the exercise of all of the Options, the Company delivers newly issued shares of Common Stock (i.e., 300,000 shares of Common Stock), then the dilutive effect to current shareholders would be approximately _____%.

Federal Income Tax Consequences

         Under present federal tax laws, awards under the Plan will have the following consequences:

          1. The grant of an Option will not by itself result in the recognition of taxable income to an Optionee nor entitle the Company to a tax deduction at the time of such grant.

          2. The exercise of an Option which is an "incentive stock option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to an Optionee nor entitle the Company to a deduction at the time of such exercise. However, the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of Option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an Optionee. An Optionee will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of incentive stock options, provided that such shares are held for at least one year after transfer of the shares or two years after the grant of the Option, whichever is later. Generally, if the shares are not held for that period, the Optionee will recognize ordinary income upon disposition in an amount equal to the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the Option.

          3. The exercise of a nonqualified stock option will result in the recognition of ordinary income by the Optionee on the date of exercise in an amount equal to the difference between the exercise price and the Fair Market Value of the Common Stock acquired pursuant to the Option.

          4. The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an Optionee at the time the Optionee recognizes such ordinary income.

          5. In accordance with Section 162(m) of the Code, the Company's tax deductions for compensation paid to the most highly paid executives named in the Company's Proxy Statement may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The Company intends for the award of Options under the Plan to comply with the requirement for an exception to Section 162(m) of the Code applicable to stock option plans so that the Company's deduction for compensation related to the exercise of Options would not be subject to the deduction limitation set forth in Section 162(m) of the Code.

Accounting Treatment

         The Company expects to use the "intrinsic value based method" as prescribed by APB Opinion 25. Accordingly, neither the grant nor the exercise of an Option under the Plan currently requires any charge against earnings under generally accepted accounting principles. Common Stock issuable pursuant to outstanding Options which are exercisable under the Plan might be considered outstanding for purposes of calculating earnings per share and earnings per share on a fully diluted basis.

Shareholder Ratification

         Shareholder ratification of the adoption of the Plan is being sought by the Board in order to qualify the Plan for the granting of incentive stock options in accordance with the Code, to enable Optionees to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the Exchange Act, to meet the requirements for the tax-deductibility of certain compensation items under Section 162(m) of the Code, and to meet the requirements for continued listing of the Common Stock under the Nasdaq National Market. An affirmative vote of the holders of a majority of the shares present, in person or by proxy, and entitled to vote at the Meeting is required to constitute shareholder ratification of this Proposal II. Proxies marked
"ABSTAIN" for purposes of Proposal II will have the same effect as a vote against the proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE 1997 STOCK OPTION PLAN, WHICH IS ATTACHED HERETO AS APPENDIX A. UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY SIGNED PROXIES WILL BE VOTED FOR RATIFICATION OF THE 1997 STOCK OPTION PLAN.

--------------------------------------------------------------------------------
         PROPOSAL III - RATIFICATION OF THE EMPLOYEE STOCK PURCHASE PLAN
--------------------------------------------------------------------------------

Description of the Plan

         Shareholders are being asked to consider and to ratify the adoption by the Board of the Sun Bancorp. Inc. Employee Stock Purchase Plan (the "ESPP") that would provide for employees of the Company to purchase the Company's Common Stock through payroll deductions. The ESPP became effective August 1, 1997. The following is a brief summary of the important elements of the ESPP, the complete text of which is attached to this proxy statement as Exhibit B and incorporated herein in its entirety by this reference. Shareholders are urged to read the ESPP in its entirety prior to voting on this Proposal.

         The ESPP allows employees of the Company to make purchases of the Common Stock through regular payroll deductions of no less than $10 nor more than $985 per bi-weekly pay period (not to exceed $23,750 per calendar year). The amounts withheld from all participants' payroll deductions will be pooled and forwarded to the Company, the administrator of the ESPP (the "Administrator"), to purchase shares of Common Stock in the open market (or, upon 10 days written notice from the Company, newly issued shares directly from the Company) for the accounts of all participants under the ESPP on at least a monthly basis. Participants will not have to pay any brokerage commissions and the Company will pay expenses associated with the stock purchases. Additionally, the Company shall subsidize 5% of the purchase price of such Common Stock. Participants have the authority to direct the Administrator in the manner of voting the number of whole and fractional shares of Common Stock held in their accounts and may withdraw from the ESPP at any time to be effective as of the first full payroll period of the next calendar quarter following receipt of the notice of withdrawal.

         Under the ESPP, eligible employees may join the plan at any time to become effective upon the first full payroll period of the calendar quarter following receipt by the Company of the employee's request. Participants may change or terminate their payroll deductions to be effective as of the first full payroll period beginning after the next January 1, April 1, July 1 or October 1, after giving timely notice to the Administrator. Purchases of Common Stock under the ESPP are made using after-tax funds at a purchase price equal to 95% of the average purchase price of such stock during a specified period. There are no tax consequences to the employee related to such stock purchases until the stock is sold. Provided that the stock acquired under the ESPP is held for at least two years, the 5% purchase discount will be taxed as ordinary income at the time of sale of the stock and any additional appreciation will be taxed as a long-term capital gain. If the stock acquired under the ESPP is sold prior to two years from acquisition, then the full amount received upon sale in excess of the purchase price paid by the participant will be taxed as ordinary income.

         Participation under the ESPP is open to all employees of the Company and its subsidiaries on an equal basis. Participation under the ESPP and an individual's level of payroll savings for the purchase of Common Stock is completely voluntary. In that participation under the ESPP is open to all eligible employees of the Company and its subsidiaries, the ESPP does not afford any special benefit to officers of the Company. The maximum benefit which may be realized to any Participant under the ESPP, assuming that such Participant enrolls to purchase the maximum permissible amount bi-weekly equal to $985 per payroll period, would be $48 bi-weekly (i.e., the 5% Company subsidy related to stock purchases) or $1,250 per calendar year.

Reasons for Submitting the ESPP to Shareholders

         The Company is submitting the ESPP to shareholders for ratification, although it is not required to do so. The ESPP will be effective notwithstanding the absence of shareholder ratification of this Proposal III. The purpose of requesting shareholder ratification of the ESPP is to enable participants under the ESPP who are executive officers of the Company to qualify for certain exemptive treatment from the reporting provisions of Section 16 of the Exchange Act, and to meet the requirements of Section 423 of the Internal Revenue Code to permit the deferral of taxation of the 5% purchase price discount until after the stock purchased is sold. Specifically, absent shareholder ratification, executive officers of the Company who participate in the ESPP will be required to file Forms 4 with the SEC each month to report stock purchases under the ESPP. With shareholder ratification of the ESPP, the ESPP has been designed to permit such executive officers to report purchases under the ESPP on a Form 5 annually. Also, absent shareholder ratification, the 5% purchase price discount will be deemed taxable income to the participant immediately.

Vote Required for Ratification

         The affirmative vote of holders of a majority of the shares of the Company present, in person or by proxy, and entitled to vote at the Meeting is required for ratification of the adoption of the ESPP. Proxies marked "ABSTAIN" for purposes of Proposal III will have the same effect as a vote against the proposal.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE ADOPTION OF THE ESPP, WHICH IS ATTACHED HERETO AS APPENDIX
B. UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY SIGNED PROXIES WILL BE VOTED FOR RATIFICATION OF THE ESPP.

--------------------------------------------------------------------------------
                PROPOSAL IV - ADOPTION OF AN AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
--------------------------------------------------------------------------------

General

         Shareholders are being asked to consider and approve certain amendments to, and the restatement of, the Company's Certificate of Incorporation (the "Restated Certificate"). The Restated Certificate contains several provisions that will make more difficult the acquisition of control of the Company by means of a tender offer, open market purchases, a proxy fight or other transactions that are not approved by the Board of Directors.

         The purposes of the relevant provisions of the Restated Certificate are to discourage certain types of transactions, described below, which may involve an actual or threatened change of control of the Company and to encourage persons seeking to acquire control of the Company to consult first with the Board of Directors to negotiate the terms of any proposed business combination or offer. The provisions are designed to reduce the vulnerability of the Company to an unsolicited proposal for a takeover that does not contemplate the acquisition of all outstanding shares or is otherwise unfair to shareholders of the Company, or an unsolicited proposal for the restructuring or sale of all or part of the Company. The Company believes that, as a general rule, such
proposals   would  not  be  in  the  best  interests  of  the  Company  and  its shareholders.

         There has been a recent trend towards the accumulation of substantial stock positions in public companies by third parties as a prelude to forcing a takeover or a restructuring or sale of all or part of the company or another similar extraordinary corporate action. Such actions are often undertaken by the third party without advance notice to, or consultation with, the management or board of directors of, the company. In many cases, the purchaser seeks representation on the company's board of directors in order to increase the likelihood that its proposal will be implemented by the company. If a company resists the efforts of the purchaser to obtain representation on the company's board, the purchaser may commence a proxy contest to have its nominees elected to the board in place of certain directors or the entire board. In some cases, the purchaser may not truly be interested in taking over the company, but may use the threat of a proxy fight and/or a bid to take over the company as a means of forcing the company to repurchase its equity position at a substantial premium over market price.

         The Company believes that the imminent threat of removal of management or the Board in such situations would severely curtail the ability of management or the Board to negotiate effectively with potential purchasers. Management or the Board would be deprived of the time and information necessary to evaluate any takeover proposal, to study alternative proposals and to help ensure that the best price is obtained in any transaction involving the Company which may ultimately be undertaken. If the real purpose of a takeover bid were to force the Company to repurchase an accumulated stock interest at a premium price, management or the Board would face the risk that, if it did not repurchase the purchaser's stock interest, the Company's business and management would be disrupted, perhaps irreparably.

         Certain provisions of the Restated Certificate, in the view of the Company, will help ensure that the Board, if confronted by a surprise proposal from a third party which has acquired a block of stock, will have sufficient time to review the proposal and appropriate alternatives to the proposal and to act in what it believes to be the best interests of the shareholders. In addition, certain other provisions of the Restated Certificate are designed to prevent a purchaser from utilizing two-tier pricing and similar inequitable tactics in the event of an attempt to take over the Company.

         The Restated Certificate expressly authorizes the Board to take such actions as it considers to be reasonably necessary or desirable (i) to encourage persons seeking a change of control of the Company to negotiate with the board and (ii) to contest or oppose any transaction which may result in a change of control on terms which the Board determines to be unfair, abusive or otherwise undesirable, and in that connection they explicitly authorize the Board to issue rights, options or other securities for this purpose. In addition, the Restated Certificate authorizes the Board to take into account the interests of creditors, customers, employees and the communities in which the Company does business as well as the long-term interests of shareholders in considering various corporate actions.

         These provisions, individually and collectively, will make more difficult and may discourage a merger, tender offer or proxy fight, even if such transaction or occurrence may be favorable to the interest of the shareholders, and may delay or frustrate the assumption of control by a holder of a large block of Company stock and the removal of incumbent management, even if such removal might be beneficial to shareholders. Furthermore, these provisions may deter or could be utilized to frustrate a future takeover attempt which is not approved by the incumbent Board of Directors, but which the holders of a majority of the shares may deem to be in their best interests or in which shareholders may receive a substantial premium for their stock over prevailing market prices of such stock. By discouraging takeover attempts, these provisions might have the incidental effect of inhibiting certain changes in management (some or all of the members of which might be replaced in the course of a change of control) and also the temporary fluctuations in the market price of the stock which often result from actual or rumored takeover attempts.

         Set forth below is a description of such provisions in the Restated Certificate. Such description is intended as a summary only and is qualified in its entirety by reference to the Restated Certificate, which is attached to this Proxy Statement as Appendix C. Capitalized terms used and not defined herein are defined in the Restated Certificate.

Repurchase of Shares

         The Restated Certificate authorizes the Company pursuant to authorization by the Board and without action by shareholders to purchase or otherwise acquire shares of capital stock of the Company. Such stock repurchases could be utilized to frustrate a future takeover attempt which is not approved by the Board. To the extent stock held by officers and directors are not repurchased, the percentage of the outstanding stock held by such officers and directors will increase as a result of Common Stock repurchases by the Company. In addition, stock repurchases may prevent a potential acquiror from using "pooling-of-interests" accounting in connection with the acquisition of the Company.

Number of Directors; Filling Vacancies

         The Restated Certificate provides that the number of directors will be fixed from time to time exclusively by the Board. In addition, the Restated Certificate provides that only a majority of the Board then in office shall have the authority to fill any vacancies on the Board. Accordingly, the Board could prevent any shareholder from obtaining majority representation on the Board by enlarging the Board and filling the new directorships with its own nominees.

Limitations on Shareholder Action by Written Consent; Special Meetings

         Currently the Company's Certificate of Incorporation (the "Certificate") does not prohibit shareholder action by written consent of the minimum number of votes necessary to take such action at a meeting of shareholders. The Restated Certificate provides that shareholders may act by written consent only if all shareholders entitled to vote on the action consent to such action in writing. The Company's Bylaws provide that special meetings of shareholders may be called only by the Board. Shareholders are not permitted to call a special meeting or to require that the Board call a special meeting of shareholders. Moreover, the business permitted to be conducted at any special meeting of shareholders is limited to the business brought before the meeting by or at the direction of the Board.

         The provisions of the Restate Certificate restricting shareholder action by written consent may have the effect of delaying consideration of a shareholder proposal until the next annual meeting unless a special meeting is called by the Board. These provisions would also prevent the holders of a majority of the voting power of the voting stock from using the written consent procedure to take shareholder action and from taking action by consent without giving all the shareholders of the Company entitled to vote on a proposed action the opportunity to participate in determining such proposed action. Moreover, a shareholder could not force shareholder consideration of a proposal over the opposition of the Board by calling a special meeting of shareholders prior to the time the Board believed such consideration to be appropriate.

Business Combinations with Interested Shareholders; Fair Price Provision

         Definitions. Article XIII of the Restated Certificate ("Article XIII") addresses Business Combinations with Interested Shareholders. Please refer to
Article XIII in the Restated Certificate, which is attached to this Proxy Statement as Appendix C, for a summary of the definitions of certain of the terms that follow.

         Shareholder Vote Required for Certain Business Combinations. Article XIII requires Board approval of a Business Combination with an Interested Shareholder prior to that Interested Shareholder's Stock Acquisition Date. Absent such Board approval, the Company will not be permitted to engage in a Business Combination with such Interested Shareholder for a period of five years. In addition, Article XIII prohibits the Company from engaging in a Business Combination with an Interested Shareholder unless (i) the Business Combination is approved by the Board prior to that Interested Shareholder's Stock Acquisition Date and thereafter approved by shareholders in accordance with applicable law or (ii) the Business Combination is approved by the affirmative vote of the holders of at least 80% of the voting stock not beneficially owned by that Interested Shareholder at a meeting called for such purpose or (iii) the Business Combination meets certain fair price conditions discussed below.

         Exceptions to Higher Vote Requirement. In the case of Business Combination that involved the receipt of cash or other consideration by Company shareholders, solely in their capacity as shareholders, the 80 percent affirmative shareholder vote requirement would not apply if either (a) the Business Combination were approved by a majority of the Board prior to the Interested Shareholder's Stock Acquisition Date, or (b) all of the requirements described in paragraphs (1) through (5) below were satisfied. In order to avoid the requirement of an 80 percent shareholder vote or approval by a majority of the Board in the case of a Business Combination that involved the receipt of cash or other consideration by Company shareholders, the following conditions must be met:

                  (1) Form of Consideration Requirement. The consideration to be received by holders of a particular class (or series) of capital stock in the Business Combination would be required to be either cash or the same form of consideration used by the Interested Shareholder in acquiring the largest portion of their interest in such class (or series) of capital stock.

                  (2) Minimum Price Requirements - Holders of Common Stock. The aggregate of (x) the cash and (y) the market value, as of the date of consummation of the Business Combination (the "Consummation Date"), of any consideration other than cash to be received per share by holders of the Company's Common Stock, in the Business Combination would have to be at least equal to the higher of (i) the highest per share price paid by the Interested Shareholder in acquiring any shares of the Company's Common Stock during the five years immediately prior to the date of the first public announcement of the proposal of the Business Combination (the "Announcement Date") or in any transaction in which the Interested Shareholder became an Interested Shareholder (whichever is higher), plus interest compounded annually from the earliest date on which that highest per share acquisition price was paid through the Consummation Date at the rate for one-year United States Treasury obligations from time to time in effect, less the aggregate cash dividends paid and the market value of any dividends paid other than in cash on each share of the Company's Common Stock from such earliest date through the Consummation Date, and (ii) the market value per share of the Company's Common Stock on the Announcement Date or on that Interested Shareholder's Stock Acquisition Date, whichever is higher plus interest compounded annually from such date through the Consummation Date at the rate for one-year United States Treasury obligations from time to time in effect less the aggregate amount of any cash dividends paid and the market value of any dividends paid other than in cash per share of common stock since that date, up to the amount of that interest.

                  The higher of (i) and (ii) above would have to be paid in respect of all outstanding shares of the Company's Common Stock, whether or not the Interested Shareholder had previously acquired any shares of the Company's Common Stock. If the Interested Shareholder did not purchase any shares of the Company's Common Stock, as the case may be, during the five-year period prior to the Announcement Date or in the transaction in which the Interested Shareholder became an Interested Shareholder (e.g., if the Interested Shareholder became an Interested Shareholder by purchasing shares of any then outstanding class of voting Preferred Stock), the minimum price would be as determined under (ii).

                           (3) Minimum Price Requirements - Holders of Other Than Common Stock. The aggregate amount of the cash and the market value as of the consummation date of consideration other than cash to be received per share by holders of outstanding shares of any class or series of stock, other than common stock, of the Company is at least equal to the highest of the following (whether or not that Interested Shareholder has previously acquired any shares of that class or series of stock):

                           (x) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by that Interested Shareholder for any shares of that class or series of stock acquired by it (i) within the five-year period immediately prior to the announcement date with respect to that Business Combination, or (ii) within the five-year period immediately prior to, or in, the transaction in which that Interested Shareholder became an Interested Shareholder, whichever is higher; plus, in either case, interest compounded annually from the earliest date on which the highest per share acquisition price was paid through the consummation date at the rate for one-year United States Treasury obligations from time to time in effect; less the aggregate amount of any cash dividends paid, and the market value of any dividends paid other than in cash, per share of that class or series of stock since that earliest date, up to the amount of that interest;

                           (y) the highest preferential amount per share to which the holders of shares of that class or series of stock are entitled in the event of any liquidation, dissolution or winding up of the Company, plus the aggregate amount of any dividends declared or due at to which those holders are entitled prior to payment of dividends on some other class or series of stock (unless the aggregate amount of those dividends is included in that preferential amount); and

                           (z) the market value per share of that class or series of stock on the announcement date with respect to that Business Combination or on that Interested Shareholder's Stock Acquisition Date, whichever is higher; plus interest compounded annually from that date through the consummation date at the rate for one-year United States Treasury obligations from time to time in effect; less the aggregate amount of any cash dividends paid, and the market value of any dividends paid other than in cash, per share of that class or series of stock since that date, up to the amount of that interest.

                  (4) The  holders  of all  outstanding  shares  of stock of the
         Company not beneficially owned by that Interested Shareholder immediately prior to the consummation of that Business Combination are entitled to receive in that Business Combination cash or other consideration for those shares in compliance with paragraphs (1), (2) and (3) above.

                  (5) Procedural Requirements. In order to avoid the requirement of an 80 percent affirmative shareholder vote or approval by a majority of the Board, after an Interested Shareholder's Stock Acquisition Date and prior to the consummation of a Business Combination, that
         Interested Shareholder has not become the Beneficial Owner of any additional shares of stock of the Company except (i) as part of the transaction which resulted in that Interested Shareholder becoming an Interested Shareholder; (ii) pursuant to stock dividends, stock splits or other distributions of stock not constituting a Business Combination; (iii) through a Business Combination meeting certain conditions; or (iv) through a purchase by that Interested Shareholder at any price consistent with the fair price provisions discussed above.

         Exceptions to Article XIII. The restrictions on Business Combinations and shareholder vote requirements of Article XIII do not apply to (i) any Business Combination with an Interested Shareholder who becomes such inadvertently and divests a sufficient amount of voting stock so that he or she does not own, directly or indirectly, more than 10% of the voting power of the Company and has not been an Interested Shareholder during the past five years other than such inadvertent acquisition or (ii) any Business Combination with an Interested Shareholder who became such prior to the date the Company's Common Stock was registered under Section 12 of the Exchange Act and has continued to be an Interested Shareholder since his or her Stock Acquisition Date.

Other Provisions

         Article XIV of the Restated Certificate ("Article XIV") generally provides that in connection with the exercise of its judgment in determining what is in the best interests of the Company and of the shareholders, when evaluating a business combination or a tender or exchange offer, the Board of Directors of the Company shall, in addition to considering the adequacy of the amount to be paid in connection with any such transaction, consider all of the following factors and any other factors which it deems relevant: (i) the long-term as well as short-term interests of the Company and its shareholders;
(ii) the social and economic effects of entering into the transaction on the Company and its subsidiaries, and its present and future employees, depositors, loan and other customers, creditors and other elements of the communities in which the Company and its subsidiaries operate or are located; (iii) the business and financial condition and earnings prospects of the acquiring person or entity, including, but not limited to, debt service and other existing financial obligations, financial obligations to be incurred in connection with the acquisition, and other likely financial obligations of the acquiring person or entity, and the possible effect of such conditions upon the Company and its subsidiaries and the other elements of the communities in which the Company and its subsidiaries operate or are located; and (iv) the competence, experience, and integrity of the acquiring person or entity and its or their management.

         The purpose of the proposed Article is to specifically authorize the Board to consider the interests of various constituencies of the Company and its subsidiaries, in addition to the interests of shareholders, including their long-term interests. This authorization applies to the entire range of Board actions and decisions, including but not limited to takeover-related matters. In deciding to include Article XIV in the Restated Certificate, the Company considered that, under a number of circumstances, certain shareholder interests may conflict with the interests of other constituencies of the Company and its subsidiaries. However, the Company concluded that Article XIV is desirable to emphasize the Board's authority to act to maintain and protect Company as an enterprise. In addition, the New Jersey law specifically authorizes such considerations.

         Article XV of the Restated Certificate ("Article XV") expressly authorizes the Board to take such action as it may determine to be reasonably necessary or desirable to encourage any person or entity to enter into negotiations with the Board of Directors and management of the Company respecting any transaction which may result in a change of control of the Company, and to contest or oppose any such transaction which the Board determines to be unfair, abusive or otherwise undesirable to the Company, its businesses or shareholders. In this connection, Article XV specifically permits the Board to adopt plans or to issue securities of the Company (including Common Stock or Preferred Stock, rights or debt securities), which securities may be exchangeable or convertible into cash or other securities on such terms as the Board determines and may provide for differential and unequal treatment of different holders or classes of holders. Article XV of the Company provides that such issuances may or may not be pro rata to shareholders. The existence of this authority or the actions which may be taken by the Board pursuant thereto may deter potential acquirors from proposing unsolicited transactions not approved by the Board and might enable the Board to hinder or frustrate such a transaction if proposed. Article XV is included in the Restated Certificate to confirm and support the authority of the Board to take the various actions authorized thereby, including but not limited to adoption of the preferred share purchase rights plans. It is also designed to enable the Board to utilize such other tactics or mechanisms as are developed in the future to carry out the general authorization set forth therein.

Amendment of the Company Articles and Bylaws

         The Restated Certificate contains provisions requiring the affirmative vote of the holders of at least 80 percent of the outstanding shares of capital stock to amend certain provisions of the Restated Certificate (including the provisions discussed above). The Restated Certificate also requires such an 80 percent vote for shareholders to amend any provision of the Company Bylaws. These provisions will make it more difficult for shareholders to make changes in the Restated Certificate and the Bylaws, including changes designed to facilitate the exercise of control over the Company. In addition, the requirement for approval by at least an 80 percent shareholder vote will enable the holders of a minority of Company's capital stock to prevent holders of a less-than-80-percent majority from amending such provisions of the Restated Certificate and Bylaws.

Vote Required for Approval

         The affirmative vote of a majority of the votes cast at the Meeting is required for adoption of the Amended and Restated Certificate of Incorporation without regard to proxies marked "ABSTAIN" and broker non-votes.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ADOPTION OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION WHICH IS ATTACHED HERETO AS APPENDIX C. UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY SIGNED PROXIES WILL BE VOTED FOR ADOPTION OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

--------------------------------------------------------------------------------
                             INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

         The Board of Directors has previously selected the accounting firm of Deloitte & Touche, LLP, independent public accountants, to be the Company's independent accountants for the fiscal year ending December 31, 1998. A representative of Deloitte & Touche, LLP is expected to be present at the Meeting, will have the opportunity to make a statement at the meeting if he or she desires to do so, and will be available to respond to appropriate questions. Under the Certificate and Bylaws, shareholders are not required to ratify or confirm the selection of independent accountants made by the Board of Directors.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telephone without additional compensation.

--------------------------------------------------------------------------------
        SHAREHOLDER PROPOSALS AND NOMINATIONS FOR THE 1999 ANNUAL MEETING
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's executive offices at 226 Landis Avenue, Vineland, New Jersey 08360, no later than December 11, 1998. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

         The Company's Bylaws include provisions setting forth specific conditions under which persons may be nominated as directors of the Company at an annual meeting of shareholders. A copy of such provisions is available upon request to: Sun Bancorp, Inc., 226 Landis Avenue, Vineland, New Jersey 08360,
Attention: Corporate Secretary.

--------------------------------------------------------------------------------
                                    FORM 10-K
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, WILL BE FURNISHED WITHOUT CHARGE (WITHOUT EXHIBITS) TO SHAREHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, SUN BANCORP, INC., 226 LANDIS AVENUE, VINELAND, NEW JERSEY 08360.

                                   BY ORDER OF THE BOARD OF DIRECTORS



                                   Sidney R. Brown
                                   Secretary

Vineland, New Jersey
April 10, 1998

                                                                      Appendix A

                                SUN BANCORP, INC.

                             1997 STOCK OPTION PLAN
                             ----------------------



1.       Purpose of Plan.
         ----------------

         The purpose of the Sun Bancorp, Inc. 1997 Stock Option Plan (the "Plan") contained herein is to provide additional incentive to employees, officers, directors and advisory directors of Sun Bancorp, Inc. (the "Company") and each present or future subsidiary corporation of the Company, by encouraging them to invest in shares of the Company's common stock ("Common Stock"), and thereby to acquire a proprietary interest in the business of the Company and each present or future subsidiary corporation of the Company and an increased personal interest in their continued success and progress, to the mutual benefit of the stockholders and recipient of stock option awards.

2.       Aggregate Number of Shares.
         ---------------------------

         Two Hundred thousand (200,000) shares of Common Stock (par value $1.00 per share) shall be the aggregate number of shares which may be issued under this Plan. Notwithstanding the foregoing, in the event of any change in the outstanding shares of Common Stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion, or other event that the Board of Directors of the Company or the Executive Compensation Committee (the "Committee"), deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan shall be approximately adjusted in a manner determined in the sole discretion of the Committee. Reacquired shares of Common Stock as well as unissued shares may be used for the purpose of this Plan. Shares of Common Stock subject to options which have terminated unexercised, either in whole or in part, shall be available for future options granted under this Plan.

3.       Class of Individuals Eligible to Receive Options.
         -------------------------------------------------

         (a) All officers and employees of the Company and of any present and future subsidiary corporation of the Company are eligible to receive an option or options under this Plan. The officers, employees and advisory directors who shall, in fact, receive an option or options shall be selected by the Committee in its sole discretion, except as otherwise specified in Section 4 hereof.

         (b) All directors of the Company and of any present and future subsidiary corporation of the Company are eligible to receive an option or options under this Plan in accordance with Section 16 hereof.

4.       Administration of Plan.
         -----------------------

         (a) This Plan shall be administered by the Board of Directors of the Company or the Committee, which will be appointed by the Board of Directors of the Company. The Committee shall consist of a minimum of two and a maximum of seven members of the Company's Board of Directors. All persons designated as members of the Committee shall meet the requirements of a "Non-Employee Director" within the meaning of Rule 16b-3 (17 CFR ss.240.16b-3) under the Securities Exchange Act of 1934, as amended ("Exchange Act"). The Board of Directors of the Company or the Committee shall, in addition to its other authority and subject to the provisions of this Plan, have authority in its sole discretion to determine who are the officers, employees and advisory directors of the Company and each present and future subsidiary corporation of the Company eligible to receive options under this Plan, which officers, employees and advisory directors shall in fact be granted an option or options, whether the option shall be an incentive stock option or a non-qualified stock option, the time or times at which the options shall be granted, the rate of option exercisability, and, subject to Section 5 hereof, the price at which each of the options is exercisable and the duration of the option.

         (b) The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the exclusive right to construe the Plan and the options issued pursuant to it, correct defects, supply omissions and reconcile inconsistencies to the extent necessary to effectuate the Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with this Plan to the Committee or the Board of Directors, or for the acts or omissions of any other members of the Committee or the Board of Directors. Subject to the numerical limitations on Committee membership set forth in Section 4(a) hereof, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause. Vacancies in the Committee, however caused, may be filled by the Board of Directors if it so desires.

5.       Incentive Stock Options and Nonqualified Stock Options.
         -------------------------------------------------------

         (a) Options issued pursuant to this Plan may be either incentive stock options granted pursuant to Section 5(b) hereof or nonqualified stock options granted pursuant to Section 5(c) hereof, as determined by the Committee. An "incentive stock option" is an option which satisfies all of the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, and a nonqualified stock option is an option which does not satisfy the requirements of Code Section 422. The Committee may grant both an incentive stock option and a nonqualified stock option to the same person, or more than one of each type of option to the same person. The option price for both incentive stock options and nonqualified stock options issued under this Plan shall equal at least the fair market value of the Common Stock as of the date of the grant of the option, such fair market value being determined by the Committee in accordance with its interpretation of the requirements of Section 422 of the Code and the regulations thereunder.

         (b) Incentive stock options shall expire not later than ten years from the date of grant by action of the Committee, unless terminated earlier under the option terms; provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of exercisability of the Incentive Stock Option shall not exceed five (5) years. Notwithstanding other provisions hereof, the aggregate fair market value (determined as of the time an incentive stock option is granted) of the stock for which any employee may be granted incentive stock options in any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company or any present or future parent or subsidiary of the Company) shall not exceed $100,000. In the case of an Employee who owns Common Stock representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option exercise price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date that the Incentive Stock Option is granted. No Incentive Stock Option may be exercised unless the Optionee shall have been in the employ of the Company at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date three (3) months prior to the date of exercise of any such Incentive Stock Option. At the time of granting an incentive stock option hereunder, the Committee shall determine in its discretion, the terms and conditions of such option for any person who receives an option pursuant to the Plan ("Optionee"), provided that the option continues to be an incentive stock option. In the event that any Optionee's employment with the Company shall terminate for any reason, other than disability or death, all of any such Optionee's Incentive Stock Options, and all of any such Optionee's rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on (A) the earlier of (i) or (ii): (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the expiration of not more than three (3) months after the date of such termination of employment; or (B) at such later date as is determined by the Committee at the time of the grant of such Option or at the time of termination of employment, if the individual was entitled to exercise any such Incentive Stock Options at the date of such termination of employment, and further that such Option shall thereafter be deemed a Nonqualified Stock Option. In the event that a Subsidiary ceases to be a Subsidiary of the Company, the employment of all of its employees who are not immediately thereafter employees of the Company shall be deemed to terminate upon the date such Subsidiary so ceases to be a Subsidiary of the Company. Each of the options granted pursuant to this Section 5(b) is intended, if possible, to be an "incentive stock option" as that term is defined in Section 422 of the Code and the regulations thereunder. In the event this Plan or any option granted pursuant to this
Section 5(b) is any way inconsistent with the applicable legal requirements of the Code or the regulations thereunder for an incentive stock option, this Plan and such option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.

         (c) Nonqualified stock options shall expire ten years and ten days after the date they are granted, unless terminated earlier under the option terms. At the time of granting a nonqualified stock option hereunder, the Committee shall determine in its discretion, the terms and conditions of any such options, provided that the option exercise price is not less than the fair market value of the Common Stock as of the date of such grant.

         (d) Neither the Company nor any present or future affiliated or subsidiary corporation of the Company, nor their officers, directors, stockholders, stock option plan committees, employees or agents shall have any liability to any Optionee in the event an option granted pursuant to Section 5(b) hereof does not qualify as an "incentive stock option" as that term is used in Section 422 of the Code and the regulations thereunder, or in the event any Optionee does not obtain the tax benefits of such an incentive stock option, or in the event any option granted pursuant to Section 5(c) hereof is an "incentive stock option."

6.       Six Month Holding Period.
         -------------------------

         With respect to options awarded to officers and employees who are subject to the reporting requirements under Section 16(a) of the Exchange Act, subject to vesting requirements, if applicable, except in the event of the death or disability of the Optionee or a Change in Control of the Company, a minimum of six months must elapse between the date of the grant of an option and the date of the sale of the Common Stock received through the exercise of such option.

7.       Cashless Exercise.
         ------------------

         Subject to vesting requirements, if applicable, an Optionee who has held an option for at least six months may engage in the "cashless exercise" of the option. Upon a cashless exercise, an Optionee gives the Company written notice of the exercise of the option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Common Stock under option ("Optioned Stock") and to deliver enough of the proceeds to the Company to pay the option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the option and the third party purchaser of the Optioned Stock shall pay the option exercise price plus any applicable withholding taxes to the Company.

8.       Transferability.
         ----------------

         An incentive stock option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution. A nonqualified stock option granted pursuant to the Plan may, with the prior written consent of the Committee, be assignable or transferable during the Optionee's lifetime. In determining whether consent shall be given to an Optionee with regard to the assignment or transfer of a nonqualified stock option, it shall be at the sole discretion of the Committee.

9.       Modification, Amendment, Suspension and Termination.
         ----------------------------------------------------

         Options shall not be granted pursuant to this Plan after the expiration of ten years from and after the date of the adoption of the Plan by the Company's Board of Directors. The Board of Directors reserves the right at any time, and from time to time, to modify or amend this Plan in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors; provided, however, that such action shall not affect options granted under the Plan prior to the actual date on which such action occurred. If a modification or amendment of this Plan is required by the Code or the regulations thereunder to be approved by the stockholders of the Company in order to permit the granting of "incentive stock options" (as that term is defined in Section 422 of the Code and regulations thereunder) pursuant to the modified or amended Plan, such modification or amendment shall also be approved by the stockholders of the Company in such manner as is prescribed by the Code and the regulations thereunder. If the Board of Directors voluntarily submits a proposed modification, amendment, suspension or termination for stockholder approval, such submission shall not require any future modifications, amendments (whether or not relating to the same provision or subject matter), suspensions or terminations to be similarly submitted for shareholder approval.

         Notwithstanding any other provision contained in this Plan, in the event of a change in any federal or state law, rule or regulation which would make the exercise of all or part of any previously granted option unlawful or subject the Company to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

10. Recapitalization, Merger, Consolidation, Change in Control and Other Transactions.
--------------------------------------------------------------------------------

         (a) Subject to any required action by the stockholders of the Company, within the sole discretion of the Committee, the aggregate number of shares of Common Stock for which options may be granted hereunder, the number of shares of Common Stock covered by each outstanding option, and the exercise price per share of Common Stock of each option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend or any other increase or decrease in the number of such shares of Common Stock effected without the receipt or payment of consideration by the Company (other than Common Stock held by dissenting stockholders).

         (b) All outstanding options previously granted shall become immediately exercisable in the event of a Change in Control of the Company, as determined by the Committee. "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Company;

(ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; or (iii) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Common Stock, or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan which is exempt from the approval requirements, as now in effect or as may hereafter be amended. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a Change in Control has occurred shall be conclusive and binding.

         In the event of such a Change in Control, the Committee and the Board of Directors of the Company will take one or more of the following actions to be effective as of the date of such Change in Control:

                  (i) provide that such options shall be assumed, or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for incentive stock options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control transaction a cash payment for each option surrendered equal to the difference between (1) the fair market value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered options, and (2) the aggregate exercise price of all such surrendered options, or

                  (ii) in the event of a transaction under the terms of which the holders of the Common Stock will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered options in exchange for such surrendered options.

         (c) Notwithstanding any provisions of the Plan to the contrary, subject to any required action by the stockholders of the Company, in the event of any Change in Control, recapitalization, merger, consolidation, exchange of Shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

                   (i) appropriately adjust the number of shares of Common Stock subject to each option, the option exercise price per share of Common Stock, and the consideration to be given or received by the Company upon the exercise of any outstanding option;

                  (ii) cancel any or all previously granted options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or

                  (iii) make such other adjustments in connection with the Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause incentive stock options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

         Except as expressly provided in Sections 10(a), 10(b) and 10(e) hereof, no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 10.

         (d) The Committee shall at all times have the power to accelerate the exercise date of options previously granted under the Plan.

         (e) Upon the payment of a special or non-recurring cash dividend that has the effect of a return of capital to the stockholders, the option exercise price per share shall be adjusted proportionately.

11. Conditions Upon Issuance of Common Stock; Limitations on Option Exercise; Cancellation of Option Rights.
--------------------------------------------------------------------------------

         (a) Common Stock shall not be issued with respect to any option granted under the Plan unless the issuance and delivery of such shares shall comply with all relevant provisions of applicable law, including, without limitation, the 1933 Act, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the Common Stock may then be listed.

         (b) The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any Common Stock issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such shares.

         (c) As a condition to the exercise of an option, the Company may require the Optionee to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

         (d) Notwithstanding anything herein to the contrary, upon the termination of employment or service of an Optionee by the Company or its subsidiaries for "cause" (as determined by the Board of Directors in good faith), all options held by such Optionee shall cease to be exercisable as of the date of such termination of employment or service.

         (e) Upon the exercise of an option by an Optionee (or the Optionee's personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the fair market value of the Common Stock on the date of exercise and the exercise price per share of the option. Such cash payment shall be in exchange for the cancellation of such option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee or the Company under Section 16(b) of the Exchange Act, and regulations promulgated thereunder.

12.      Withholding Tax.
         ----------------

         The Company shall have the right to deduct from all amounts paid in cash with respect to the cashless exercise of options under the Plan any taxes required by law to be withheld with respect to such cash payments. Where an Optionee or other person is entitled to receive shares of Common Stock pursuant to the exercise of an option, the Company shall have the right to require the Optionee or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Common Stock, or, in lieu thereof, to retain, or to sell without notice, a number of such shares sufficient to cover the amount required to be withheld.

13.      Effectiveness of Plan; Stockholder Ratification.
         ------------------------------------------------

         This Plan shall become effective on the date of its adoption ("Effective Date") by the Company's Board of Directors subject, however, to ratification by the stockholders of the Company in such manner as is prescribed by the Code and the regulations thereunder. Options may be granted under this Plan prior to obtaining such stockholder ratification, provided such options shall not be exercisable until such stockholder ratification, is obtained.

14.      General Conditions.
         -------------------

         (a) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of the Company or any present or future affiliated and subsidiary corporation of the Company, or interfere in any way with the rights of the Company and any affiliated or subsidiary corporation of the Company to terminate his employment in any way.

         (b) Corporate action constituting an offer of stock for sale to any employee under the terms of the options to be granted hereunder shall be deemed completed as of the date when the Committee authorizes the grant of the option to the employee, regardless of when the option is actually delivered to the employee or acknowledged or agreed to by him.

         (c) The term "subsidiary corporation" as used throughout this Plan, and the options granted pursuant to this Plan, shall (except as otherwise provided in the option form) have the meaning that is ascribed to that term by subsections 424(f) and (g) of the Code, and the Company shall be deemed to be the grantor corporation for purposes of applying such meaning.

         (d) References in this Plan to the Code shall be deemed to also refer to the corresponding provisions of any amendments thereto and to any future United States revenue law.

         (e) The use of the masculine pronoun shall include the feminine gender whenever appropriate.

         (f) Notwithstanding anything herein to the contrary, in no event shall shares of Common Stock subject to Options granted to any individual exceed more than 80% of the total number of shares of Common Stock authorized for delivery under the Plan.

15.      Award of Options to Directors.
         ------------------------------

         Nonqualified Stock Options to purchase 15,000 shares of Common Stock will be granted to each Director who is not an employee of the Company or any subsidiary as of the Effective Date, at an exercise price equal to the fair market value of the Common Stock on such date of grant. Such options will be first exercisable as of such date of grant, subject to ratification of the Plan by the stockholders of the Company. Such Options shall continue to be exercisable for a period of ten years and ten days following the date of grant without regard to the continued services of such Director. In the event of the Optionee's death, such Options may be exercised by the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by the laws of descent and distribution. Options may be granted to newly appointed or elected non-employee Directors within the sole discretion of the Committee. The exercise price per Share of such Options granted shall be equal to the fair market value of the Common Stock at the time such Options are granted. Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Options to be granted to Directors hereunder shall be subject to all other provisions of this Plan.

                                                                      Appendix B

                                SUN BANCORP, INC.

                          EMPLOYEE STOCK PURCHASE PLAN
                          ----------------------------


1.       Purpose and Plan Summary.
         -------------------------

         The Sun Bancorp, Inc. (the "Company") Employee Stock Purchase Plan (the "Plan") offers a convenient and economical way for its employees to commence or to increase their ownership of shares of the Common Stock of Sun Bancorp, Inc. ("Common Stock"). Once an employee is enrolled as a Participant in the Plan, payroll deductions will be made and such funds will be used to purchase Common Stock under the terms of the Plan. Participation in the Plan is strictly voluntary by the employee, and the employee will pay 95% of the purchase price of the Common Stock purchased under the Plan. The Participant pays no brokerage commissions or service charges for purchases made under the Plan. Any such charges will be paid by the Company.

2.       Administration.
         ---------------

         The Company will serve as the Plan Administrator ("Plan Administrator") to administer the Plan and make purchases of Common Stock as agent for the Participants. The Board of Directors of the Company ("Board of Directors") has the authority to make changes in the Plan and to appoint or to remove the Plan Administrator, at any time. Until changed by further notice, any notices or communications to the Plan should be directed to the Plan Administrator, Employee Stock Purchase Plan, c/o Human Resources Department, Sun Bancorp, Inc., 226 Landis Avenue, Vineland, New Jersey 08360.

         If an employee decides to participate in the Plan, the Plan Administrator will keep a continuous record of his/her participation and send him/her a statement of his/her account under the Plan for each calendar month in which a purchase of Common Stock under his/her Plan account occurs. The Plan Administrator will also hold and act as custodian of shares purchased under the Plan. Certificates for shares purchased under the Plan will be held by the Plan Administrator. The number of shares credited to a Participant's account under the Plan will be shown on his/her statement of account. However, certificates for whole shares credited to a Participant's account under the Plan will be issued to him/her upon his/her written request to the Plan Administrator, at the address set forth above. Certificates for fractional share interests will not be issued.

         The Plan Administrator reserves the right to interpret the provisions of the Plan. The Plan Administrator may establish such procedures and make such other provisions for the administration and operation of the Plan as it deems appropriate to give effect to the Plan's purpose. The Plan Administrator may rely on the authority and correctness of written instructions received from the Company and Participants in administering the Plan.

3.       Eligibility.
         ------------

         As of August 1, 1997, the effective date of the Plan, all employees of the Company and its subsidiaries that, along with the Company, is a member of a controlled group of corporations (as defined in section 1563 of the Internal Revenue Code of 1986, as amended (the "Code")), are eligible to participate in the Plan.

4.       Election to Participate.
         ------------------------

         An eligible employee may join the Plan by completing the Authorization Form provided by the Plan Administrator and returning it to the Plan Administrator at the address noted at Section 2 herein. Authorization Forms will be furnished to eligible employees at any time upon request to the Company. An eligible employee may join the Plan at any time to become effective as of the first full payroll period of any calendar quarter after the employee's request is received by the Plan Administrator (the "Enrollment Date").

5.       Payroll Deductions.
         -------------------

         The Authorization Form directs the Company to pay to the Plan Administrator the amount withheld from the Participant's paycheck through regular payroll deductions. The Authorization Form also directs the Plan Administrator to use these payments for the purchase of shares of the Common Stock. Participant contributions to the Plan may only be made through payroll deduction.

         After an Authorization Form has been received by the Plan Administrator and the authority for the payroll deductions has been noted on the Company's payroll records, the Company will withhold from a Participant's paycheck the amount authorized by the Participant. Such withholding will be made from each paycheck beginning with the first full pay period on or after the Enrollment Date. The amounts withheld from all Participants' paychecks will be pooled and forwarded to the Plan Administrator to purchase shares of Common Stock for the accounts of all Participants under the Plan not less frequently than monthly prior to the next "Investment Period". The "Investment Period" shall consist of the calendar month following each receipt of funds by the Plan Administrator, during which such funds are invested by the Plan Administrator in Common Stock of the Company. To the extent administratively feasible, such funds shall be invested on the first business day of each Investment Period, or as soon as practical thereafter. No interest will be paid by the Company or the Plan Administrator on amounts held on behalf of a Participant awaiting investment.

         The payroll deduction authorizations are effective for an indefinite period of time, until revoked by the Participant upon timely notice to the Plan Administrator, until the total shares purchased under the Plan equals the total shares of Common Stock authorized under the Plan or the Plan is terminated by the Company, whichever is earlier. The Participant will specify on the Authorization Form the amount to be withheld from each paycheck. Deductions may be authorized in even multiples of $5.00 from a minimum of $10.00 to a maximum of $985 for each Company payroll period (not to exceed $23,750 per calendar year); provided further that such amounts are subject to reduction so that the aggregate sum of such deductions for each Participant plus cash dividends credited to each Participant's account shall not exceed the limitations at
Section 24(c) hereinafter. No interest will be paid on payroll deduction amounts awaiting investment.

         The amount of a Participant's payroll deductions can be revised, changed or terminated by the Participant by timely written notice to the Plan Administrator at the address noted at Section 2, herein. An Authorization Form should be used for these purposes. Commencement, revision, or termination of deductions will become effective as of the first full payroll cycle commencing following each January 1, April 1, July 1 or October 1 after an employee's request is received by the Plan Administrator.

6.       Stock Purchase Price.
         ---------------------

         A Participant shall be granted an option to purchase Common Stock as of the last business day of each calendar month ("Option Grant Date") at an option exercise price equal to 95% of the average purchase price of the Common Stock purchased during the Investment Period immediately following the Option Grant Date. Any fraction of a cent will be rounded to the nearest cent. Options granted hereunder shall be nontransferable.

7.       Number of Shares Purchased.
         ---------------------------

         During each Investment Period, accumulated payroll deductions from all Participants and cash dividends held under the Plan for all Participants will be pooled and used to purchase shares of Common Stock in the open-market, or otherwise, for the accounts of the Participants. The Company shall transmit sufficient funds to the Plan Administrator in addition to accumulated payroll deductions and cash dividends necessary to permit the Plan Administrator to purchase Common Stock during each Investment Period without regard to any purchase price discounts in accordance with the Plan. The maximum number of whole shares will be purchased. Any payroll deductions and cash dividends remaining after purchase of such maximum number of whole shares will be retained and applied to the purchase of shares during the next Investment Period. Each Participant's account will be credited with his/her pro rata share (computed to four decimal places) of the shares purchased and any additional payroll deductions and cash dividends which have been accumulated. The number of shares credited to each Participant's account will depend upon the amount of the Participant's payroll deductions and cash dividends and the option exercise price as determined as provided under the heading "Stock Purchase Price."

8.       Fees and Expenses.
         ------------------

         Participants will incur no brokerage commissions or service charges for purchases of Common Stock made under the Plan. Certain charges as described under the heading "Withdrawal" may be incurred upon a Participant's withdrawal from the Plan or upon termination of the Plan. The Plan Administrator may deduct expenses from the Plan to the extent that such expenses have not been paid directly by the Company; provided that not less than 15 days written notice of such intent to make such deductions is furnished to the Company.

9.       Withdrawal and Distribution of Stock Certificates.
         --------------------------------------------------

         A Participant may withdraw from the Plan at any time to be effective as of the first full payroll period of any calendar quarter (January 1, April 1, July 1 and October 1) following receipt of such notice. Upon termination of employment with the Company, participation under the Plan shall immediately cease and no unexercised options to purchase Common Stock under the Plan shall be deemed exercisable. Termination of employment shall include termination as a result of death or disability of the Participant.

         To withdraw from the Plan, a Participant must notify the Plan Administrator at the address noted at Section 2, herein, in writing of his/her withdrawal. In the event a Participant withdraws, or in the event of the termination of the Plan, certificates for whole shares credited to the account of the withdrawing Participant, or all Participants in the case of a termination of the Plan, will be delivered by the Plan Administrator and a cash payment will be made for the sale price (less brokerage commission and transfer taxes, if any) of any fractional share interests and any additional payroll deductions credited to the account of the withdrawing Participant, or all Participants in the case of a termination of the Plan. The Plan Administrator may establish such equitable arrangements for the sale of fractional share interests as it shall deem appropriate. As an alternative to receiving certificates for whole shares, a Participant may request the Plan Administrator to sell such shares to be distributed under the Plan. The proceeds from the sale of such shares, less any brokerage commissions and any transfer taxes, will be remitted to the Participant. The Plan Administrator may accumulate requests to sell Common Stock under the Plan and sales transactions, if necessary, will occur in the subsequent Investment Period from which they are received, as determined by the Plan Administrator. Alternatively, Common Stock directed for sale during an Investment Period in which there is also a request to purchase Common Stock during such Investment Period may be matched by the Plan Administrator for the benefit of Plan Participants (both sellers and purchasers) without the need to execute such transaction on the national securities exchange in which such Common Stock trades. The trade price on such matched transactions will be deemed to equal the average purchase price paid by the Plan Administrator for all other Common Stock purchased by the Plan Administrator under the Plan during that Investment Period.

         If a request by a Participant to withdraw from the Plan is received by the Plan Administrator prior to the first day of any calendar quarter, the amount of the payroll deductions scheduled to be invested during the next
Investment Period will not be so invested. In either event, no subsequent payroll deductions will be made from the paychecks of the Participant, unless he/she completes a new Authorization Form providing for such deductions.

         Notwithstanding the foregoing, upon written request to the Plan Administrator, a Participant may request the distribution of shares held under the Plan in stock certificates of not less than 100 share increments at any time. Alternatively, a Participant may request that such distribution be made in the form of cash, in which case such distribution of cash will be made in accordance with the procedures regarding the sale of shares as noted above in
Section 9 of the Plan. Such distribution of Plan shares or cash in accordance with this paragraph shall not be deemed a "Withdrawal" under the Plan. Such distributions whether in the form of stock certificates or cash may be requested at any time to be effective as of the first full payroll period of any calendar quarter (January 1, April 1, July 1 and October 1) following receipt of such notice.

10.      Voting of Shares.
         -----------------

         Each Participant will have the authority to direct the Plan Administrator in the manner of voting the number of whole shares and fractional shares of Common Stock held in his/her account. The Company will pay for or reimburse the Plan Administrator for the expenses associated with solicitation of voting proxies and distribution of related materials performed by the Plan Administrator. The aggregate number of remaining shares representing shares for which no Participant voting instructions are received in a timely manner shall not be voted by the Plan Administrator.

11.      Cash Dividends.
         ---------------

         Cash dividends paid on shares credited to a Participant's account will be retained in the Participant's account and invested in Common Stock as soon as practicable following the dividend payment date. Such cash dividends (less applicable tax withholding that may be required) will be aggregated with each Participant's payroll deductions and invested in accordance with Section 6 and 7 herein. Dividend amounts payable to Participants will be rounded to the nearest whole cent in the case of fractional share interests.

12.      Stock Dividends, Stock Splits, or Rights Offering.
         --------------------------------------------------

         Any shares distributed by the Company as a stock dividend on shares credited to a Participant's account under the Plan, or upon any split of such shares, will be credited to his/her account. In a rights offering, the Plan Administrator will sell the rights to which a Participant is entitled by virtue of the shares of Common Stock allocated to his/her account under the Plan and the proceeds will be credited to his/her account and applied to the purchase of shares during the next Investment Period.

13.      Purchases under the Plan.
         -------------------------

         The Plan Administrator shall use all funds received under the Plan for the purchase of the Company's Common Stock in the open-market; or upon not less than 10 days written notice from the Company, such funds shall be utilized for the purchase of shares directly from the Company. The price, timing and other matters related to the execution and processing of such purchases shall be determined or directed by the Plan Administrator; provided that to the extent administratively feasible, such purchases of Common Stock shall be made on the first business day of each Investment Period, as provided at Section 5 herein.

14.      Amendment and Termination.
         --------------------------

         Although the Company intends to continue the Plan until the total number of shares authorized under the Plan shall have been purchased by Participants, the Company reserves the right to suspend, modify or terminate the Plan at any time. Any such suspension, modification or termination shall not affect a Participant's right to receive shares of Common Stock already purchased for him/her (except that the Company may take any action necessary to comply with applicable law). Upon the termination of the Plan, the Company shall return to Participants any uninvested accumulated payroll deductions as soon as practicable.

15.      Reports.
         --------

         Each Participant will receive a statement of his/her account not less than four times per year. Upon written request, a Participant may receive an account statement for each calendar month in which he/she purchases Common Stock under the Plan. Participants will also receive communications sent by the Company to other stockholders, including the Annual Report of the Company, and its Notice of Annual Meeting and Proxy Statement. Participants will receive information necessary for reporting income realized by them under the Plan to the Internal Revenue Service.

16.      Tax Withholding.
         ----------------

         All taxes subject to withholding payable with respect to the amount of each Participant's payroll deductions under the Plan will be deducted from the Participant's salary and will not reduce the amounts paid to the Plan Administrator. Taxes which may be required to be withheld with respect to cash dividends received under the Plan will reduce the sums attributable to such dividends available for investment under the Plan.

17.      Related Matters.
         ----------------

         The Company and the Plan Administrator in administering the Plan will not be liable for any act done in good faith or for the good faith omission to act, including, without limitation, any claim of liability arising out of failure to terminate a Participant's account upon such Participant's death or judicially declared incompetency prior to receipt by the Plan Administrator of timely notice in writing of such death or incompetency or with respect to the prices at which shares are purchased for the Participant's account, and the times when such purchases are made, or with respect to any loss or fluctuation in the market value after purchase of shares of Common Stock.

         A Participant's investment in shares acquired under the Plan is not different from direct investment in shares of Common Stock of the Company, except to the extent that the purchase price of such Common Stock paid by the Participant shall be equal to 95% of the actual purchase price of such Common Stock by the Plan Administrator. The Participant bears the risk of loss and realizes the benefits of any gain from market price changes with respect to all such shares held by him/her in the Plan, or otherwise.

18.      Participation by Executive Officers.
         ------------------------------------

         Participants under the Plan who are deemed to be subject to the reporting and liability provisions of Section 16 of the Securities and Exchange Act of 1934 ("1934 Act") and the rules and regulations promulgated thereunder ("Executive Officers") shall be subject to the following additional provisions:

         a. Common Stock purchased under the Plan shall be held for a minimum of six-months following the date of such purchase under the Plan.

         b. Such Executive Officers who suspend payroll deductions under the Plan may not commence future participation under the Plan for at least six-months from the date of such cessation of participation.

         Such additional limitations related to participation by Executive Officers shall not be effective with respect to distributions made in connection with death, retirement, disability or termination of employment. Transactions of Common Stock under the Plan shall be reportable by Executive Officers of the Company on Form 3, 4 or 5.

19.       Duties of the Company.
          ----------------------

         a. The Company shall indemnify the Plan Administrator, including reimbursement for reasonable attorneys fees and related expenses, against any liability to any Participant or Plan beneficiary for any actions taken by the Plan Administrator pursuant to the Plan and/or the Custodial Agreement, absent a finding of gross negligence by a court of competent jurisdiction.

         b. The Company shall make payroll deductions on behalf of Participants as authorized from time to time. The Plan Administrator shall assume no responsibility or authority for such administrative processing of payroll deductions.

         c. The Plan Administrator shall be solely responsible for distribution of all necessary regulatory reports and filings related to administration of the Plan, including the timely distribution of IRS Form 1099-Div, as may be required.

         d. The Company shall be solely responsible for ensuring compliance by the Plan related to matters involving Federal or state securities laws and regulations. The Plan Administrator may rely on the advice or instructions received from the Company related to such matters.

20.      Stockholder Ratification of Plan.
         ---------------------------------

         It is the intention of the Company to submit the Plan for ratification by the stockholders of the Company within 12 months of the date of adoption of the Plan. Such stockholder ratification shall be sought to meet the requirements provided at Section 423 of the Internal Revenue Code. In the event that stockholders do not ratify the Plan, the Plan will nevertheless remain in effect.

21.      Transferability.
         ----------------

         No Option may be transferred, assigned, pledged, or hypothecated (whether by operation of law or otherwise), and no Option shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option, or levy of attachment or similar process upon the Option not specifically permitted herein shall be null and void and without effect.

22.      Adjustment Provisions.
         ----------------------

         The aggregate number of shares of Common Stock with respect to which Options may be granted, the aggregate number of shares of Common Stock subject to each outstanding Option, and the Option Price per share of each Option may all be appropriately adjusted as the Company may determine for any increase or decrease in the number of shares of issued Common Stock resulting from a subdivision or consolidation of shares, whether through reorganization, recapitalization, stock split-up, stock distribution or combination of shares, or the payment of a share dividend or other increase or decrease in the number of such shares outstanding effected without receipt of consideration by the Company. Adjustments under this Section shall be made according to the sole discretion of the Board of Directors of the Company, and its decision shall be binding and conclusive.

23.      Dissolution, Merger and Consolidation.
         --------------------------------------

         Upon the dissolution or liquidation of the Company, or upon a merger or consolidation of the Company in which the Company is not the surviving corporation, each Option granted hereunder shall expire as of the effective date of such transaction.

24.      Limitation on Options.
         ----------------------

         Notwithstanding any other provisions of the Plan:

         (a) The Company intends that Options granted and Common Stock acquired under the Plan shall be treated for all purposes as granted and acquired under an employee stock purchase plan within the meaning of
         Section 423 of the Code and regulations issued thereunder. Any provisions required to be included in the Plan under said Section and regulations issued thereunder are hereby included as fully as though set forth in the Plan at length.

         (b) No Participant shall be granted an Option under the Plan if, immediately after the Option was granted, the Participant would own stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any parent or Subsidiary of the Company. For purposes of this Section, stock ownership of an individual shall be determined under the rules of
         Section 424(d) of the Code and stock which the Participant may purchase under outstanding options shall be treated as stock owned by the Participant.

         (c) No Participant shall be granted an Option under the Plan which permits his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company and any parent or subsidiary of the Company to accrue at a rate which exceeds $25,000 of Fair Market Value of such stock (determined at the time of the grant of such Option) for each calendar year in which such Option is outstanding at any time. Any Option granted under the Plan shall be deemed to be modified to the extent necessary to satisfy this paragraph (c).

         (d) All Participants shall have the same rights and privileges under the Plan, except that the amount of Common Stock which may be purchased under Options granted pursuant to Section 6 shall not exceed 100% of net compensation paid by the Company to a Participant during any payroll deduction period plus the sum of cash dividends paid to such Participant's account during such Investment Period. All rules and determinations of the Board in the administration of the Plan shall be uniformly and consistently applied to all persons in similar circumstances.

25.      Miscellaneous.
         --------------

         (a) Legal and Other Requirements. The obligations of the Company to sell and deliver Common Stock under the Plan shall be subject to all applicable laws, regulations, rules and approvals, including but not by way of limitation, the effectiveness of a registration statement under the Securities Act of 1933 if deemed necessary or appropriate by the Company.

         (b) No Obligation to Exercise Options. The granting of an Option shall impose no obligation upon a Participant to exercise such Option; except, however, the decision by a Participant to withdraw from the Plan and not exercise any Options granted must comply with Section 9, herein.

         (c) Right to Terminate Employment. Nothing in the Plan or any agreement entered into pursuant to the Plan shall confer upon any Participant the right to continue in the employment of the Company or any subsidiary or affect any right which the Company or any subsidiary may have to terminate the employment of such Participant.

         (d) Rights as a Shareholder. No Participant shall have any right as a shareholder unless and until certificates for shares of Common Stock are issued to him or her or credited to his or her account maintained by the Plan Administrator.

         (e) Applicable Law. All questions pertaining to the validity and administration of the Plan and Options granted hereunder shall be determined in conformity with the laws of the State of New Jersey, to the extent not inconsistent with Section 423 of the Code and regulations thereunder.

26.      Maximum Plan Purchase Limitations.
         ----------------------------------

         The aggregate number of shares of Common Stock available for grant as Options pursuant to Section 6 shall not exceed 80,000 shares, subject to adjustment pursuant to Section 22 hereof. Shares of Common Stock acquired pursuant to the Plan may be authorized but unissued shares, shares now or hereafter held in the treasury of the Company or shares purchased on the open market. In the event that any Options granted under Section 6 expire unexercised, or are terminated, surrendered or canceled without being exercised, in whole or in part, for any reason, the number of shares of Common Stock theretofore subject to such Option shall again be available for grant as an Option and shall not reduce the aggregate number of shares of Common Stock available for grant as such Options under the Plan.

                                                                      Appendix C

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                                SUN BANCORP, INC.

            (Originally incorporated on January 21, 1985 under the name of Citizens Investments, Inc.)


                                    ARTICLE I

                                      Name
                                      ----

  The name of the corporation is Sun Bancorp, Inc. (herein the "Corporation").

                                   ARTICLE II

                                Registered Office
                                -----------------

         The address of the Corporation's registered office in the State of New Jersey is 226 Landis Avenue in the City of Vineland in the County of Cumberland. The name of the Corporation's registered agent at such address is Bernard A. Brown.

                                   ARTICLE III

                                     Powers
                                     ------

         The purpose of the Corporation is to engage in any activity within the purposes for which corporations may be organized under the New Jersey Business Corporation Act.

                                   ARTICLE IV

                                      Term
                                      ----

         The term for which the Corporation is to exist is perpetual.

                                    ARTICLE V

                                  Capital Stock
                                  -------------

         The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 11,000,000 of which 10,000,000 are to be shares of common stock, $1.00 par value per share, and of which 1,000,000 are to be shares of serial preferred stock, $1.00 par value per share. The shares may be issued by the Corporation without the approval of stockholders except as otherwise provided in this Article V or the rules of a national securities exchange, if applicable. The consideration for the issuance of the shares shall be paid to or received by the Corporation in full before their issuance and shall not be less than the par value per share. The consideration for the issuance of the shares shall be cash, services rendered, personal property (tangible or intangible), real property, leases of real property or any combination of the foregoing. In the absence of actual fraud in the transaction, the judgment of the board of directors as to the value of such consideration, shall be conclusive. Upon payment of such consideration, such shares shall be deemed to be fully paid and nonassessable. In the case of a stock dividend, the part of the surplus of the Corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

         A  description  of the  different  classes  and  series (if any) of the
Corporation's capital stock, and a statement of the relative powers, designations, preferences and rights of the shares of each class and series (if any) of capital stock, and the qualifications, limitations or restrictions thereof, are as follows:

         A. Common Stock. Except as provided in this Restated Certificate, the holders of the common stock shall exclusively possess all voting power. Each holder of shares of common stock shall be entitled to one vote for each share held by such holders.

         Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class of stock having preference over the common stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the common stock, then dividends may be paid on the common stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when as declared by the board of directors of the Corporation.

         In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having preference over the common stock, the full preferential amounts to which they are respectively entitled, the holders of the common stock and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind.

         Each share of common stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of common stock of the Corporation.

         B.  Serial  Preferred  Stock.  Except  as  provided  in  this  Restated
Certificate, the board of directors of the Corporation is authorized, by resolution or resolutions from time to time adopted, to provide for the issuance of serial preferred stock in series and to fix and state the powers, designations, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof, including, but not limited to determination of any of the following:

         1. the distinctive serial designation and the number of shares constituting such series; and

         2. the dividend rates or the amount of dividends to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date or dates, the payment date or dates for dividends, and the participating or other special rights, if any, with respect to dividends; and

         3. the voting powers, full or limited, if any, of the shares of such series; and

         4. whether the shares of such series shall be redeemable and, if so, the price or prices at which, and the terms and conditions upon which, such shares may be redeemed; and

         5. the amount or amounts payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation; and

         6. whether the shares of such series shall be entitled to the benefits of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and, if so entitled, the amount of such fund and the manner of its application, including the price or prices at which such shares may be redeemed or purchased through the application of such funds; and

         7. whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation and, if so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange; and

         8. the subscription or purchase price and form of consideration for which the shares of such series shall be issued; and

         9. whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of serial preferred stock and whether such shares may be reissued as shares of the same or any other series of serial preferred stock.

         Each share of each series of serial preferred stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the Corporation of the same series.


                                   ARTICLE VI

                Elimination of Directors' and Officers' Liability
                -------------------------------------------------

         A director or officer of the Corporation shall not, to the fullest extent permitted by law, be personally liable to the Corporation or to the shareholders of the Corporation for damages for breach of any duty owed to the Corporation or to the shareholders of the Corporation, except that this Article VI shall not relieve a director or officer of the Corporation from personal liability to the Corporation and to the shareholders of the Corporation for damages for any breach of duty based upon an act or omission:

         (a) in breach of such director's or officer's duty of loyalty to the Corporation or to the shareholders of the Corporation, or

         (b)      not in good faith or involving a knowing violation of law, or

         (c) resulting in the receipt by such director or officer of an improper personal benefit.

         Any repeal or modification of the foregoing Article VI by the shareholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation hereunder or otherwise with respect to any act or omission occurring before such repeal or modification is effective. If the New Jersey Business Corporation Act is amended to authorize corporate action further eliminating or limiting the personal liability of directors and officers, then such liability will be limited to the fullest extent permitted under the law.

                                   ARTICLE VII

                                Preemptive Rights
                                -----------------

         No holder of any of the shares of any class or series of capital stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series, or any unissued bonds, certificates of indebtedness, debentures of other securities convertible into or exchangeable for stock of any class or series or carrying any right to purchase stock of any class or series; but any such unissued stock, bonds, certificates or indebtedness, debentures or other securities convertible into or exchangeable for stock or carrying any right to purchase stock may be issued pursuant to resolution of the board of directors of the Corporation to such persons, firms, corporations or associations, whether or not holders thereof, and upon such terms as may be deemed advisable by the board of directors in the exercise of its sole discretion.

                                  ARTICLE VIII

                              Repurchase of Shares
                              --------------------

         The Corporation may from time to time, pursuant to authorization by the board of directors of the Corporation and without action by the shareholders, purchase or otherwise acquire shares of capital stock of any class, bonds, debentures, notes, script, warrants, obligations, evidences of indebtedness, or other securities of the Corporation in such manner, upon such terms, and in such amounts as the board of directors shall determine; subject, however, to such limitations or restrictions, if any, as are contained in the express terms of any class of shares of the Corporation outstanding at the time of the purchase or acquisition or as are imposed by law or regulation.

                                   ARTICLE IX

          Meetings of Shareholders; Proxies; Cumulative Voting; Quorum
          ------------------------------------------------------------

         A. Notwithstanding any other provision of this Certificate or the Bylaws of the Corporation, any action required to be taken or which may be taken at any annual or special meeting of shareholders of the Corporation may be taken without a meeting, if all shareholders entitled to vote thereon consent thereto in writing. In the case of a merger, consolidation, acquisition of all capital shares of the Corporation or sale of assets, such action may be taken without a meeting only if all shareholders consent in writing, or if all shareholders entitled to vote consent in writing and all other shareholders are provided the advance notification required by Section 14A: 5-6(2)(b) of the New Jersey Business Corporation Act. Except as provided in this Article IX.A, the power of shareholders to take action without a meeting is specifically denied.

         B.  Unless   otherwise   required  by  law,  special  meetings  of  the
shareholders of the Corporation for any purpose or purposes may be called at any time by the board of directors of the Corporation.

         C. Each shareholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him or her by proxy, but no such proxy shall be voted or acted upon after eleven months from its date, unless the proxy provides for a longer period. To be valid, a proxy must be executed and authorized as required or permitted by law.

         D. There shall be no cumulative voting by shareholders of any class or series in the election of directors of the Corporation.

         E. Meetings of shareholders may be held within or outside the State of New Jersey, as the Bylaws may provide.

         F. The holders of shares of a majority of the outstanding shares of voting stock shall constitute a quorum at a meeting of shareholders.

                                    ARTICLE X

                      Notice for Nominations and Proposals
                      ------------------------------------

         Advance notice of shareholder nominations for the election of directors and of business to be brought by shareholders before any meeting of the shareholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

                                   ARTICLE XI

                                    Directors
                                    ---------

         A. Number; Vacancies. The number of directors of the Corporation shall be such number as shall be provided from time to time in or in accordance with the Bylaws, provided that a decrease in the number of directors shall not have the effect of shortening the term of any incumbent director. Vacancies in the board of directors of the Corporation, however caused, and newly-created directorships shall be filled by the affirmative vote of a majority of the directors then in office, whether or not a quorum, or by a sole remaining director, and any director so chosen shall hold office for a term expiring at the next annual meeting of shareholders.

         B. Terms. At each annual meeting, shareholders shall elect directors to hold office until the next succeeding annual meeting. Each director shall hold office for the term for which he or she is elected and until his or her successor shall have been elected and qualified.

         Whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the board of directors shall consist of said directors so elected in addition to the number of directors fixed as provided above in this Article XI. Notwithstanding the foregoing, and except as otherwise may be required by law, whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of shareholders.

                                   ARTICLE XII

                              Removal of Directors
                              --------------------

         Notwithstanding any other provision of this Restated Certificate or the Bylaws of the Corporation, any director or the entire board of directors of the Corporation may be removed for cause or without cause, at any time, by the affirmative vote of the holders of at least a majority of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class). In addition, the board of directors shall have the power to remove directors for cause and to suspend directors pending a final determination that cause exists for removal.

                                  ARTICLE XIII

                        Approval of Business Combinations
                        ---------------------------------

         A. Definitions and Related Matters. For the purposes of this Article XIII and as otherwise expressly referenced hereto in this Certificate of
Incorporation:

                  1. "Affiliate" means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, a specified person.

                  2. "Announcement date," when used in reference to any business combination, means the date of the first public announcement of the final, definitive proposal for that business combination.

                  3. "Associate," when used to indicate a relationship with any person, means (1) any corporation or organization of which that person is an officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of voting stock, (2) any trust or other estate in which that person has a substantial beneficial interest or as to which that person serves as trustee or in a similar fiduciary capacity, or (3) any relative or spouse of that person, or any relative of that spouse, who has the same home as that person.

                  4. "Beneficial owner," when used with respect to any stock, means a person:

                           (1)      that, individually or with or through any of
its affiliates or associates, beneficially owns that stock, directly or indirectly;

                           (2)      that, individually or with or through any of
its affiliates or associates, has (a) the right to acquire that stock (whether that right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the beneficial owner of stock tendered pursuant to a tender or exchange offer made by that person or any of that person's affiliates or associates until that tendered stock is accepted for purchase or exchange; or (b) the right to vote that stock pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a person shall not be deemed the beneficial owner of any stock under this subparagraph if the agreement, arrangement or understanding to vote that stock (i) arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made in accordance with the applicable rules and regulations under the

Exchange Act, and (ii) is not then reportable on a Schedule 13D under the Exchange Act (or any comparable or successor report); or

                           (3)      that has any agreement, arrangement or under
standing (whether or not in writing), for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in subparagraph (b) of paragraph (2) of this subsection, or disposing of that stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, that stock.

                  5. "Business combination," when used in reference to the Corporation and any interested shareholder of the Corporation, means:

                           (1) any merger or consolidation of the Corporation or
any subsidiary of the Corporation with (a) that interested shareholder or (b) any other corporation (whether or not it is an interested shareholder of the Corporation) which is, or after a merger or consolidation would be, an affiliate or associate of that interested shareholder;

                           (2) any  sale,  lease,  exchange,  mortgage,  pledge,
transfer or other disposition
(in one transaction or a series of transactions) to or with that interested shareholder or any affiliate or associate of that interested shareholder of assets of the Corporation or any subsidiary of the Corporation (a) having an aggregate market value equal to 10% or more of the aggregate market value of all the assets, determined on a consolidated basis, of the Corporation, (b) having an aggregate market value equal to 10% or more of the aggregate market value of all the outstanding stock of the Corporation, or (c) representing 10% or more of the earnings power or income, determined on a consolidated basis, of the Corporation;

                           (3)    the issuance or transfer by the Corporation or
any subsidiary of the Corporation (in one transaction or a series of transactions) of any stock of the Corporation or any subsidiary of the Corporation which has an aggregate market value equal to 5% or more of the aggregate market value of all the outstanding stock of the Corporation to that interested shareholder or any affiliate or associate of that interested shareholder, except pursuant to the exercise of warrants or rights to purchase stock offered, or a dividend or distribution paid or made, pro rata to all shareholders of the Corporation;

                           (4)      the adoption of any plan or proposal for the
liquidation or dissolution of the Corporation proposed by, on behalf of or pursuant to any agreement, arrangement or understanding (whether or not in writing) with that interested shareholder or any affiliate or associate of that interested shareholder;

                           (5)    any reclassification of securities (including,
without limitation, any stock split, stock dividend, or other distribution of stock in respect of stock, or any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any subsidiary of the Corporation, or any other transaction (whether or not with, or into, or otherwise involving that interested shareholder), proposed by, on behalf of or pursuant to any agreement, arrangement or understanding (whether or not in writing) with that interested shareholder or any affiliate or associate of that interested shareholder, which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class or series of stock or securities convertible into voting stock of the Corporation or any subsidiary of the Corporation which is directly or indirectly owned by that interested shareholder or any affiliate or associate of that interested shareholder, except as a result of immaterial changes due to fractional share adjustments; or

                           (6)     any receipt by that interested shareholder or
any affiliate or associate of that interested shareholder of the benefit, directly or indirectly (except proportionately as a shareholder of the Corporation), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by or through the Corporation; provided, however, that the term "business combination" shall not be deemed to include the receipt of any of the foregoing benefits by the Corporation or any of the Corporation's affiliates arising from transactions (such as intercompany loans or tax sharing arrangements) between the Corporation and its affiliates in the ordinary course of business.

                  6. "Common stock" means any stock other than preferred stock.

                  7.   "Consummation   date,"  with   respect  to  any  business
combination, means the date of consummation of that business combination.

                  8. "Control," including terms "controlling" "controlled by" and "under common control with," means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person's beneficial ownership of 10% or more of the voting power of the Corporation's voting stock shall create a presumption that person has control of the Corporation. Notwithstanding the foregoing in this subsection, a person shall not be deemed to have control of a corporation if that person holds voting power, in good faith and not for the purpose of circumventing this section, as an agent, bank, broker, nominee, custodian or trustee for one or more beneficial owners who do not individually or as a group have control of the Corporation.

                  9. "Exchange Act" means the "Securities Exchange Act of 1934," 48 Stat. 881 (15 U.S.C. ss.78a et seq.) as the same has been or hereafter may be amended from time to time.

                  10. "Interested shareholder," when used in reference to the Corporation, means any person (other than the Corporation or any subsidiary of the Corporation) that:

                           (1)  is the beneficial owner, directly or indirectly,
of 10% or more of the voting power of the outstanding voting stock of the Corporation; or

                           (2)  is an affiliate or associate of the  Corporation
and at any time within the five-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding stock of the Corporation. For the purpose of determining whether a person is an interested shareholder pursuant to this subsection, the number of shares of voting stock of the Corporation deemed to be outstanding shall include shares deemed to be beneficially owned by the person through application of subsection A.4 of this Article but shall not include any other unissued shares of voting stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

                           (3) is an assignee of or has  otherwise  succeeded to
any shares of voting stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Shareholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

                  11. "Market value," when used in reference to property of the Corporation, means:

                           (1)   in the case of stock, the highest closing sales
price of the stock during the 30 day period immediately preceding the date in question, on the principal United States securities exchange registered under the Exchange Act on which that stock is listed, or, if that stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of that stock during the 30 day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotation System, or any system then in use, or if no such quotations are available, the fair market value on the date in question of a share of the Corporation's stock as determined by the board of directors of the Corporation in good faith; and

                           (2) in the case of property other than cash or stock,
the fair market value of
that property on the date in question as determined by the board of directors of the Corporation in good faith.

                  12.      "Stock" means:

                           (1)    any stock or similar security, any certificate
of interest, any participation in any profit sharing agreement, any voting trust certificate, or any certificate of deposit for stock; and

                           (2)        any security convertible, with or  without
consideration, into stock, or any warrant, call or other option or privilege of buying stock without being bound to do so, or any other security carrying any right to acquire, subscribe to or purchase stock.

                  13. "Stock acquisition date," with respect to any person and the Corporation, means the date that that person first becomes an interested shareholder of the Corporation.

                  14.   "Subsidiary"   of  the   Corporation   means  any  other
corporation of which voting stock having a majority of the votes entitled to be cast is owned, directly or indirectly, by the Corporation.

                  15. "Voting stock" means shares of capital stock of the Corporation entitled to vote generally in the election of directors.

B.       Approval of Business Combinations.

         The Corporation shall not engage in a business combination with any interested shareholder for a period of five years following that interested shareholder's stock acquisition date unless the business combination is approved by the board of directors prior to the interested shareholder's stock acquisition date.

         In  addition,   the  Corporation  shall  not  engage  in  any  business
combination with any interested shareholder of the Corporation at any time unless one of the following three conditions are met:

         1. the business combination is approved by the board of directors of the Corporation prior to that interested shareholder's stock acquisition date and thereafter approved by shareholders in accordance with applicable law.

         2. the business combination is approved by the affirmative vote of the holders of at least 80% of the voting stock not beneficially owned by that interested shareholder at a meeting called for such purpose.

         3.      the business combination meets all of the following conditions:

                  (1) the aggregate amount of the cash and the market value, as of the consummation date, of consideration other than cash to be received per share by holders of outstanding shares of common stock of the Corporation in that business combination is at least equal to the higher of the following:

                           (a)      the highest per share price  (including  any
brokerage commissions, transfer taxes and soliciting dealers' fees) paid by that interested shareholder for any shares of common stock of the same class or series acquired by it (i) within the five-year period immediately prior to the announcement date with respect to that business combination, or (ii) within the five-year period immediately prior to, or in, the transaction in which that interested shareholder became an interested shareholder, whichever is higher; plus, in either case, interest compounded annually from the earliest date on which that highest per share acquisition price was paid through the consummation date at the rate for one-year United States Treasury obligations from time to time in effect; less the aggregate amount of any cash dividends paid, and the market value of any dividends paid other than in cash, per share of common stock since that earliest date, up to the amount of that interest; and

                           (b)     the market value per share of common stock on
the announcement date with respect to that business combination or on that interested shareholder's stock acquisition date, whichever is higher; plus interest compounded annually from that date through the consummation date at the rate for one-year United States Treasury obligations from time to time in effect; less the aggregate amount of any cash dividends paid, and the market value of any dividends paid other than in cash, per share of common stock since that date, up to the amount of that interest;

                  (2) the aggregate amount of the cash and the market value as of the consummation date of consideration other than cash to be received per share by holders of outstanding shares of any class or series of stock, other than common stock, of the Corporation is at least equal to the highest of the following (whether or not that interested shareholder has previously acquired any shares of that class or series of stock):

                           (a)       the highest  per share price (including any
brokerage commissions, transfer taxes and soliciting dealers' fees) paid by that interested shareholder for any shares of that class or series of stock acquired by it (i) within the five-year period immediately prior to the announcement date with respect to that business combination, or (ii) within the five-year period immediately prior to, or in, the transaction in which that interested shareholder became an interested shareholder, whichever is higher; plus, in either case, interest compounded annually from the earliest date on which the highest per share acquisition price was paid through the consummation date at the rate for one-year United States Treasury obligations from time to time in effect; less the aggregate amount of any cash dividends paid, and the market value of any dividends paid other than in cash, per share of that class or series of stock since that earliest date, up to the amount of that interest;

                           (b)      the highest preferential amount per share to
which the holders of shares of that class or series of stock are entitled in the event of any liquidation, dissolution or winding up of the Corporation, plus the aggregate amount of any dividends declared or due at to which those holders are entitled prior to payment of dividends on some other class or series of stock (unless the aggregate amount of those dividends is included in that preferential amount); and

                           (c)      the market value per share of that class  or
series  of  stock  on the  announcement  date  with  respect  to  that  business combination or on that interested shareholder's stock acquisition date, whichever is higher; plus interest compounded annually from that date through the consummation date at the rate for one-year United States Treasury obligations from time to time in effect; less the aggregate amount of any cash dividends paid, and the market value of any dividends paid other than in cash, per share of that class or series of stock since that date, up to the amount of that interest;

                  (3) the consideration to be received by holders of a particular class or series of outstanding stock (including common stock) of the Corporation in that business combination is in cash or in the same form as the interested shareholder has used to acquire the largest number of shares of that class or series of stock previously acquired by it;

                  (4) the holders of all outstanding shares of stock of the Corporation not beneficially owned by that interested shareholder immediately prior to the consummation of that business combination are entitled to receive in that business combination cash or other consideration for those shares in compliance with paragraphs (1), (2) and (3) of this subsection; and

                  (5) after that interested shareholder's stock acquisition date and prior to the consummation date with respect to that business combination, that interested shareholder has not become the beneficial owner of any additional shares of stock of the Corporation, except:

                           (a)      as part of the transaction which resulted in
that interested shareholder becoming an interested shareholder;

                           (b)    by virtue of proportionate stock splits, stock
dividends or other distributions of stock in respect of stock not constituting a business combination as defined in Section A.5(5) of this Article;

                           (c)     through a business combination meeting all of
the conditions of paragraph (3) and this paragraph; or

                           (d)      through  the  purchase  by  that  interested
shareholder at any price which, if that price had been paid in an otherwise permissible business combination, the announcement date and consummation date of which was the date of that purchase, would have satisfied the requirements of paragraphs (1), (2) and (3) of this subsection.

                  (6) Exceptions. The provisions of this Article XIII shall not apply to (i) any business combination of the Corporation with an interested shareholder of the Corporation which became an interested shareholder inadvertently, if such interested shareholder (A) as soon as practicable divests itself, himself or herself of a sufficient amount of the voting stock of the Corporation so that it, he or she no longer is the beneficial owner, directly or indirectly, of 10% or more of the voting power of the outstanding voting stock of the Corporation or a subsidiary corporation, and (B) would not at any time within the five-year period preceding the announcement date with respect to that business combination have been an interested shareholder but for that inadvertent acquisition or (ii) any business combination with an interested shareholder if the Corporation's common stock was not registered pursuant to
Section 12 of the Exchange Act on that interested shareholder's stock acquisition date provided such interested shareholder has continued to be an interested shareholder of the Corporation since such stock acquisition date. Nothing contained in this Article XIII shall be construed to relieve any interested shareholder from any fiduciary obligation imposed by law.

                                   ARTICLE XIV

                       Evaluation of Business Combinations
                       -----------------------------------

         In connection with the exercise of its judgment in determining what is in the best interests of the Corporation and of the shareholders, when evaluating a business combination or a tender or exchange offer, the board of directors of the Corporation shall, in addition to considering the adequacy of the amount to be paid in connection with any such transaction, consider all of the following factors and any other factors which it deems relevant: (i) the long-term as well as short-term interests of the Corporation and its shareholders; (ii) the social and economic effects of entering into the transaction on the Corporation and its subsidiaries, and its present and future employees, depositors, loan and other customers, creditors and other elements of the communities in which the Corporation and its subsidiaries operate or are located; (iii) the business and financial condition and earnings prospects of the acquiring person or entity, including, but not limited to, debt service and other existing financial obligations, financial obligations to be incurred in connection with the acquisition, and other likely financial obligations of the acquiring person or entity, and the possible effect of such conditions upon the Corporation and its subsidiaries and the other elements of the communities in which the Corporation and its subsidiaries operate or are located; and (iv) the competence, experience, and integrity of the acquiring person or entity and its or their management.

                                   ARTICLE XV

                          Response to Abusive Takeovers
                          -----------------------------

         In furtherance and not in limitation of the powers conferred by law or in this Restated Certificate, the Board of Directors (and any committee of the Board of Directors) is expressly authorized, to the extent permitted by law, to take such action or actions as the Board or such committee may determine to be reasonably necessary or desirable to (A) encourage any person to enter into negotiations with the Board of Directors and management of the Corporation with respect to any transaction which may result in a change in control of the Corporation which is proposed or initiated by such person or (B) contest or oppose any such transaction which the Board of Directors or such committee determines to be unfair, abusive or otherwise undesirable with respect to the Corporation and its business, assets or properties or the shareholders of the Corporation, including, without limitation, the adoption of such plans or the issuance of such rights, options, capital stock, notes, debentures or other evidences of indebtedness or other securities of the Corporation, which rights, options, capital stock, notes, evidences of indebtedness and other securities
(i) may be exchangeable for or convertible into cash or other securities on such terms and conditions as may be determined by the Board or such committee and
(ii) may provide for the
treatment of any holder or class of holders thereof designated by the Board of Directors or any such committee in respect of the terms, conditions, provisions and rights of such securities which is different from, and unequal to, the terms, conditions, provisions and rights applicable to all other holders thereof.

                                   ARTICLE XVI

                               Amendment of Bylaws
                               -------------------

         In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to make, repeal, alter, amend and rescind the Bylaws of the Corporation by a majority vote of members of the board of directors present at a legal meeting held in accordance with the provisions of the Bylaws. Notwithstanding any other provision of this Certificate or the Bylaws of the Corporation (and notwithstanding the fact that some lesser percentage may be specified by law), the Bylaws shall not be made, repealed, altered, amended or rescinded by the shareholders of the Corporation except by the vote of the holders of not less than 80% of the outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the shareholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting), or, as set forth above, by the board of directors.


                                  ARTICLE XVII

                    Amendment of Certificate of Incorporation
                    -----------------------------------------

         The Corporation reserves the right to repeal, alter, amend or rescind any provision contained in this Certificate in the manner now or hereafter prescribed by law, and all rights conferred on shareholders herein are granted subject to this reservation. Notwithstanding the foregoing, the provisions set forth in Articles VI, VII, VIII, IX.A, IX.B, IX.D, IX.F, X, XIII, XIV, XV, XVI and this Article XVII of this Certificate may not be repealed, altered, amended or rescinded in any respect unless such action is approved by the affirmative vote of the holders of not less than 80% of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as a single class) cast at a meeting of the shareholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is properly included in the notice of such meeting).

--------------------------------------------------------------------------------
                                SUN BANCORP, INC.
                                226 LANDIS AVENUE
                           VINELAND, NEW JERSEY 08360
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 21, 1998
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Sun Bancorp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting"), to be held at 226 Landis Avenue, Vineland, New Jersey, on April 21, 1998, at 3:30 p.m. and at any and all adjournments thereof, in the following manner:
                                                         FOR   WITHHELD
                                                         ---   --------

1.        The election as directors of the nominees
          listed below (except as marked to the          |_|      |_|
          contrary below):

          Bernard A. Brown
          Sidney R. Brown
          Adolph F. Calovi
          Peter Galetto, Jr.
          Philip W. Koebig, III
          Anne E. Koons
          Ike Brown

          (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                         FOR  AGAINST  ABSTAIN
                                                         ---  -------  -------

2.        Ratification of the adoption of the
          1997 Stock Option Plan                         |_|    |_|      |_|

3.        Ratification of the adoption of the
          Employee Stock Purchase Plan                   |_|    |_|      |_|

4.        Adoption of an Amended and Restated
          Certificate of Incorporation                   |_|    |_|      |_|

In their discretion, such attorneys and proxies are authorized to vote on any other business that may properly come before the meeting or any adjournments thereof.

Note: Executing this proxy permits such attorneys and proxies to vote, in their discretion, upon such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors recommends a vote "FOR" the above listed proposals.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated April 10, 1998, and the 1997 Annual Report.



Dated:                              , 1998
       -----------------------------


------------------------------------        ------------------------------------
PRINT NAME OF SHAREHOLDER                   PRINT NAME OF SHAREHOLDER


------------------------------------        ------------------------------------
SIGNATURE OF SHAREHOLDER                    SIGNATURE OF SHAREHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, SIGN, DATE, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------